                                                                   Exhibit 10.11

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                     PAGE 1 OF 2
                                                                        SWBT/LSP
                                                                            F307


                            RESALE AGREEMENT BETWEEN
                      SOUTHWESTERN BELL TELEPHONE COMPANY
                            AND VALU-LINE OF KANSAS
                               TABLE OF CONTENTS

I.          DESCRIPTION AND CHARGES FOR SERVICES ...........................  1

II.         TERMS AND CONDITIONS FOR RESALE OF SERVICES ....................  1
            A.    Permitted Use of Resold Services by LSP and
                  Its End Users ............................................  2
            B.    Use of SWBT Trademarks ...................................  3
            C.    Network and Service Order Conditions .....................  3

III.        ADDITIONAL SERVICES ............................................  4
            A.    911/E911 .................................................  4
            B.    Dialing Parity ...........................................  5
            C.    White Pane Directories: Listings, Distribution
                  and Information Page .....................................  5
            D.    Directory Assistance (DA) ................................  6
            E.    Operator Services (OS) ...................................  7

IV.         RESPONSIBILITIES OF SWBT .......................................  7

V.          ADDITIONAL RESPONSIBILITIES OF THE PARTIES .....................  8

VI.         CHANGES IN SUBSCRIBER CARRIER SELECTIONS .......................  9

VII.        ADDITIONAL RESPONSIBILITIES OF LSP ............................. 10
            A.    Payment of Rates and Charges ............................. 10
            B.    Interfaces with SWBT ..................................... 11
            C.    Repair Contact Arrangements .............................. 11
            D.    LSP Operating Company Number (OCN) ....................... 11
            E.    Special Service Arrangements ............................. 11
            F.    DA/OS Branding ........................................... 11

VIII.       NONEXCLUSIVITY ................................................. 12

IX.         SUPPORT SYSTEMS SERVICES ....................................... 12
            A.    Support Systems Services ................................. 12
            B.    Network Management Controls .............................. 14
            C.    Law Enforcement and Civil Process ........................ 14
            D.    Usage Data ............................................... 15

X.          CALL TRACE ..................................................... 15

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                     PAGE 2 OF 2
                                                                        SWBT/LSP
                                                                            F307


XI.         TAXES .......................................................... 15

XII.        TERMINATION OF SERVICE TO LSP .................................. 15

XIII.       FORCE MAJEURE .................................................. 17

XIV.        LIMITATION OF LIABILITY ........................................ 17

XV.         NONDISCLOSURE .................................................. 18

XVI.        PUBLICITY ...................................................... 19

XVII.       ASSIGNMENT ..................................................... 19

XVIII.      DISPUTE RESOLUTION ............................................. 19
            A.    Finality of Disputes ..................................... 19
            B.    Alternative to Litigation ................................ 20

XIX.        VERIFICATION REVIEWS ........................................... 21

XIX.        COMPLIANCE WITH LAWS ........................................... 22

XXI.        CERTIFICATION REQUIREMENTS ..................................... 23

XXII.       EFFECT OF OTHER AGREEMENTS ..................................... 24

XXIII.      NOTIFICATION ................................................... 24

XXIV.       NOTICES ........................................................ 24

XXV.        BENEFICIARIES .................................................. 24

XXVI.       TERM ........................................................... 25

XXVII.      EFFECTIVE DATE ................................................. 25

XXVIII.     WAIVER ......................................................... 25

XXIX.       DISCLAIMER OF WARRANTIES ....................................... 25

XXIX.       RELATIONSHIP OF THE PARTIES .................................... 25

XXXI.       COMPLETE TERMS ................................................. 26

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                    PAGE 1 OF 27
                                                                        SWBT/LSP
                                                                            F313


                            RESALE AGREEMENT BETWEEN
                      SOUTHWESTERN BELL TELEPHONE COMPANY
                         AND VALU-LINE OF KANSAS, INC.

      This Agreement is between Southwestern Bell Telephone Company ("SWBT"), a Missouri corporation, and Valu-Line of Kansas, Inc. ("LSP") (collectively, "the Parties") entered into this ________ day of ________, 1997.

      WHEREAS, pursuant to the Telecommunications Act of 1996 (the "Act"), the Parties wish to establish terms for the purchase by LSP of certain SWBT retail telecommunications services and certain other services for resale by LSP to its local exchange end users in the State of Kansas. Therefore, the Parties hereby agree as follows:

I.    DESCRIPTION AND CHARGES FOR SERVICES

      The services available to LSP for resale and the discounts for such services are identified in Attachments A and B. Furthermore, to the extent that a federal or state regulatory agency adopts a final order establishing wholesale discounts under 252(d)(3) of the Telecommunications Act, which is not stayed and which directs SWBT to apply state-specific wholesale discount percentages which are different from those incorporated within this Agreement, either Party shall have the option of converting to that discount level upon ten (10) days' written notice to the other Party.

      LSP may offer to resell Customer Initiated Suspension and Restoral Service to their end users as outlined in the corresponding retail tariff. SWBT will offer to LSP Company Initiated Suspension Service for their own purposes at the SWBT retail tariffed rate. Should LSP choose to suspend their end user through Company Initiated Suspension Service, this suspension period shall not exceed fifteen (15) calendar days. If LSP issues a disconnect on their end user account within the fifteen (15) day period, appropriate services will not be billed for the suspension period. However, should LSP issue a disconnect after the fifteen (15) day suspension period, LSP will be responsible for all appropriate charges on the account back to the suspension date. Should LSP restore their end user, restoral charges at the SWBT retail tariffed rate will apply and LSP will be billed for the appropriate service from the time of suspension.

II.   TERMS AND CONDITIONS FOR RESALE OF SERVICES

      The following terms and conditions are applicable to all services purchased under this Agreement.

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                    PAGE 2 OF 27
                                                                        SWBT/LSP
                                                                            F313


      A.    Permitted Use of Resold Services by LSP and Its End Users

            1. For services included in this Agreement, which are offered through tariffs by SWBT to its end users, the rules and regulations associated with the applicable State General Exchange Tariff; Local Exchange Service Tariff, and the other tariffs for the resold service (such tariffs collectively referred to herein as "corresponding tariffs"), apply except as otherwise provided herein.

            2.    LSP shall only sell Plexar(R) services to a single end user.

            3. Except where otherwise explicitly provided in the corresponding tariffs, LSP shall not permit the sharing of a service or services by multiple end users or the aggregation of traffic from multiple end users onto a single service.

            4. LSP shall only resell services purchased under this Agreement to the same class of end users to whom SWBT sells such services (e.g. residence service shall not be resold to business end users). LSP may only resell Lifeline Assistance, Link-Up, and other like services to similarly situated customers who are eligible for such services. Further, to the extent LSP resells services that require certification on the part of the buyer, LSP will ensure that the buyer has received proper certification and complies with all rules and regulations as established by the Commission.

            5. SWBT promotions of ninety (90) days or less shall not be available to LSP for resale.

            6. LSP shall not use a resold service to avoid the rates, terms and conditions of SWBT's corresponding tariffs.

            7. LSP shall not use resold local exchange telephone service to provide access or interconnection services to itself, interexchange carriers (IXCs), wireless carriers, competitive access providers (CAPs), or other telecommunications providers. Provided however, that LSP may permit its end users to use resold local exchange telephone service to access IXCs, wireless carriers, CAPs, or other retail telecommunications providers.

            8. If LSP is in violation of a provision of this Agreement, SWBT shall notify LSP of the violation in writing of the specific provision being violated. At such time LSP shall have (30) days to correct

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                    PAGE 3 OF 27
                                                                        SWBT/LSP
                                                                            F313


                  the violation and notify SWBT in writing that the violation has been corrected. SWBT shall then bill LSP for the charges which should have been collected by SWBT or the actual revenues collected by LSP from its end users for the stated violation, whichever is greater. If LSP disputes the violation, it shall notify SWBT in writing within fourteen
                  (14) days of receipt of notice from SWBT. Disputes shall be resolved as outlined in the Dispute Resolution section of the Agreement.

            9. An End User Common Line (EUCL) charge will continue to apply for each local exchange line resold under this Agreement. All federal rules and regulations associated with EUCL charges, as found in Tariff FCC 73, also apply.

            10. To the extent allowable by law, LSP shall be responsible for Primary Interexchange Carrier (PIC) change charges associated with such local exchange line. LSP shall pay for PIC changes at the tariffed rate.

            11. SWBT is not required to make services available for resale at wholesale rates to LSP for its own use. SWBT, however, shall at its option agree to allow LSP to purchase SWBT's Telecommunications Services and other services available for resale as outlined in the exhibits to this Agreement, as long as said services are not resold exclusively or predominately to LSP, its subsidiaries, or affiliates.

      B.    Use of SWBT Trademarks

            Except where otherwise required by law, LSP shall not, without SWBT's written authorization, offer the services covered by this Agreement using the trademarks, service marks, trade names, brand names, logos, insignia, symbols or decorative designs of SWBT or its affiliates. Nor shall LSP state or imply that there is any joint business association or similar arrangement with SWBT in the provision of telecommunications services to LSP's own end users. LSP may brand services included in this Agreement with its own brand name, but SWBT shall not be responsible for providing such branding.

      C.    Network and Service Order Conditions

            1. SWBT shall provide the services covered by this Agreement subject to availability of existing facilities and on a nondiscriminatory basis with its other customers. LSP shall resell the services provided

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                    PAGE 4 OF 27
                                                                        SWBT/LSP
                                                                            F313


                  herein only in those service areas in which such resale services or any feature or capability thereof are offered at retail by SWBT as the incumbent local exchange carrier to its end users.

            2. When LSP converts an end user currently receiving noncomplex service from the SWBT network, without any changes to SWBT's network, LSP will be charged a per order (i.e., per billable telephone number) conversion charge of twenty-five dollars ($25.00) in Kansas. Conversion orders processed and completed electronically will be charged five dollars ($5.00) per order on an interim basis. Complex orders will be charged at a rate of one hundred twenty-five dollars ($125.00). Custom Services conversions (e.g. Plexar Custom) will be handled on a Customer Specific Proposal basis.

                  When LSP converts an end user and adds or changes are made to the network, the respective conversion charge will apply, as well as any normal service order charges associated with said changes. All nonrecurring service connection charges, excluding the conversion charge mentioned above, will be charged at a discount for those services listed in Exhibits A and B.

            3. For the purposes of ordering new service under this Agreement, each request for service shall be handled as a separate and initial request for service per billable telephone number. The additional line rate for Service Order Charges shall apply only to those requests for additional residential service at the end user's same location where a residential line is currently provided on SWBT's network, regardless of the nonfacilities based local service provider of record.

            4. For purposes of this section, service orders for LSPs shall be handled in the same fashion as SWBT requires for its end users.

III.  ADDITIONAL SERVICES

      A.    911/E911

            1. Access to the 911 or E911 service, available to SWBT end users in the area(s) served by LSP, shall be made available to LSP's end users.

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                    PAGE 5 OF 27
                                                                        SWBT/LSP
                                                                            F313


            2. LSP shall be responsible for collecting and remitting all applicable 911 surcharges on a per line basis to the Public Safety Answering Point (PSAP).

            3. When requested by SWBT, LSP shall timely provide accurate and complete information on each of LSP's end users as needed for the provisioning of 911 service to LSPs end users. Such information shall be in a format determined by SWBT.

      B.    Dialing Parity

            1.    Local Dialing Parity

                  SWBT agrees that local dialing parity shall be available to LSP. That is, end users of SWBT and end users of LSP shall have the same exchange boundaries, such end users shall be able to dial the same number of digits when making a "local" call.

            2.    IntraLATA Toll Dialing Parity.

                  SWBT agrees to make intraLATA toll dialing parity available in accordance with Section 251(b)(3) of the Telecommunications Act of 1996.

      C.    White Page Directories: Listings, Distribution and Information Page

            1. At LSP's request, SWBT shall provide nondiscriminatory access to White Pages directory listing and distribution services under the terms and conditions described herein:

                  a) SWBT shall provide, at no additional charge, a straight line listing in the appropriate SWBT white pages for each of LSP's local exchange service end users. Subscriber listing information shall, however, remain the property of SWBT.

                  b) Additional Listing Services (e.g., foreign and signature listings) can be purchased by LSP for its end users on a per listing basis. LSP shall pay SWBT for all such listings provided to LSP's end users. The discounts applicable to Listing Services are contained in Exhibits A and B to this Agreement.

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                    PAGE 6 OF 27
                                                                        SWBT/LSP
                                                                            F313


                  c) LSP end users shall be entitled to one directory per basic residential or business line provided by SWBT pursuant to this Agreement.

                  d) SWBT, or its agents shall deliver a White Pages Directory to LSP end user's premises at the same time that such directories are delivered to SWBT end users. If an LSP's end user already has a current SWBT directory, SWBT shall not be required to deliver a new directory to that end user until the new directories are published for that end user's location.

                  e) LSP hereby releases SWBT from any and all liability for damages due to errors or omissions in LSP's subscriber listing information as it appears in the White Pages directory, including, but not limited to, special, indirect, consequential, punitive or incidental damages. To the extent LSP reimburses its end user subscriber any listing charge due to errors or omissions caused directly by SWBT, SWBT shall reimburse LSP any associated wholesale rate.

                  f) LSP shall indemnify, protect, save harmless and defend SWBT (or SWBT's officers, employees, agents, assigns, and representatives) from and against any and all losses, liability, damages and expense arising out of any demand, claim, suit, or judgment by a third party in any way related to any error or omission in LSP's subscriber listing information as it appears in the White Pages directory, including any error or omission related to nonpublished or nonlisted subscriber listing information; provided, however, LSP shall not be required to indemnify SWBT for gross negligence or willful misconduct. LSP shall so indemnify regardless of whether the demand, claim, or suit by the third party is brought jointly against LSP and SWBT, and/or against SWBT alone.

            2.    Information Page

                  a) At LSP's request, SWBT shall include in the "Informational Page" section of SWBT's White Pages directory, for those geographical areas in which LSP provides local exchange services, LSP's customer contact information regarding emergency services, billing and service information, repair services and other pertinent information similar to that

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                    PAGE 7 OF 27
                                                                        SWBT/LSP
                                                                            F313


                        provided by SWBT in its "Informational Pages." Such information shall be included on the same page with other LSP information.

                  b) At LSP's option, LSP shall be provided a single "Informational Page" (one side of one page) in the informational section of the White Pages directory covering a geographic area where an LSP provides local exchange service. This page shall be no different in style, size, color and format than SWBT Informational Pages." Sixty (60) days prior to the directory close date, LSP shall provide to SWBT the "Informational Page" in the form of camera-ready copy. The charges associated with this service vary from geographic market to market, and are charged outside this Agreement.

      D.    Directory Assistance (DA)

            SWBT shall provide access to DA to LSP's end users. LSP shall pay the charges associated with the use of such services by LSP's end users. The discounts applicable to such services are contained in Exhibits A and B, which is attached hereto and made a part hereof.

      E.    Operator Services (OS)

            1. SWBT shall provide access to Operator Services to LSP's end users. LSP shall pay the charges associated with the use of such services by LSP's end users. The discounts applicable to such services are contained in Exhibits A and B, which is attached hereto and incorporated by reference.

            2. SWBT shall provide Line Status Verification and Busy Line Interrupt on calls made on SWBT's network to LSP end users. LSP shall pay SWBT associated charges when its end users request such services, with discounts to apply as listed in Exhibits A and B.

IV.   RESPONSIBILITIES OF SWBT

      A. SWBT shall allow LSP to place service orders and receive phone number assignments (for new lines). These activities shall be accomplished by telephone call or facsimile until electronic interface capability has been established. SWBT, with input from LSP, shall provide interface specifications for electronic access for these functions to LSP once such electronic interfaces become technically feasible and are in place.

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                    PAGE 8 OF 27
                                                                        SWBT/LSP
                                                                            F313


            However, LSP shall be responsible for modifying and connecting any of its systems with SWBT provided interfaces when such interfaces become available, as outlined in Appendix OSS.

      B. SWBT shall implement LSP service orders within the same time intervals SWBT uses to implement service orders for similar services for its own end users.

      C. LSP will have the ability to report trouble for its end users to appropriate SWBT trouble reporting centers 24 hours a day, 7 days a week. LSP will be assigned a customer contact center when initial service agreements are made. LSP end users calling SWBT may be referred to LSP at the number provided by LSP.

            Methods and procedures for ordering and trouble reporting are outlined in the Handbook for Non-Switched Based Providers dated 11/15/95, as amended by SWBT from time to time. Both parties agree to abide by the procedures contained therein.

      D. On no less than sixty (60) days advance written notice, LSP may request SWBT to make certain usage information available to LSP on a daily basis in a standard electronic format. The information will consist of usage sensitive charges SWBT will bill to LSP arising out of the use of resold lines. LSP agrees to pay SWBT three tenths of a cent ($.003) per message for this service, plus other charges outlined in Appendix OSS

V.    ADDITIONAL RESPONSIBILITIES OF THE PARTIES

      Cooperation on Fraud

      SWBT shall not be liable to LSP for any fraudulent usage on LSP's end users' accounts.

      The Parties agree to cooperate with one another to investigate, minimize and take corrective action in cases of fraud. The Parties' fraud minimization procedures are to be cost effective and implemented so as not to unduly burden or harm one Party as compared to the other.

      At a minimum, such cooperation shall include providing to the other Party, upon request, information concerning end users who terminate services to that Party without paying all outstanding charges, when such end user seeks service from the other Party. The Party seeking such information is responsible for securing the end user's permission to obtain such information.

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                    PAGE 9 OF 27
                                                                        SWBT/LSP
                                                                            F313


VI.   CHANGES IN SUBSCRIBER CARRIER SELECTIONS

      A. Prior to submitting an order under this Agreement, LSP shall obtain end user authorization as required by applicable state or federal laws and regulations, and assumes responsibility for applicable charges as specified in Section 258(b) of the Telecommunications Act of 1996. SWBT shall abide by the same applicable laws and regulations.

      B. Only an end user can initiate a challenge to a change in its local exchange service provider. If an end user notifies SWBT or LSP that the end user requests local exchange service, the Party receiving such request shall be free to immediately provide service to such end user. SWBT shall be free to connect the end user to any local service provider based upon the local service provider's request and local service provider's assurance that proper end user authorization has been obtained. LSP shall make authorization available to SWBT upon request and at no charge.

      C. When an end user changes or withdraws authorization, each Party shall release customer-specific facilities in accordance with the end user customer's direction or the direction of the end user's authorized agent. Further, when an end user abandons the premise, SWBT is free to reclaim the facilities for use by another customer and is free to issue service orders required to reclaim such facilities.

      D. Neither Party shall be obligated by this Agreement to investigate any allegations of unauthorized changes in local exchange service (slamming) on behalf of the other Party or a third party. If SWBT, on behalf of LSP, agrees to investigate an alleged incidence of slamming, SWBT shall charge LSP a fifty dollar ($50) investigation fee.

      E. When SWBT receives an order from LSP for services under this Agreement and SWBT is currently providing the same services to another local service provider for the same end user, SWBT shall notify the end user's local service provider of record of such order coincident with processing the order. It shall then be the responsibility of the local service provider of record and LSP to resolve any issues related to the end user. This paragraph shall not apply to new additional lines and services purchased by an end user from multiple LSPs or from SWBT.

      F. On no less than sixty (60) days notice, LSP may request the Local Disconnect Report. SWBT agrees to furnish to LSP the Billing Telephone Number (BTN), Working Telephone Number (WTN), and terminal number of all end users who have disconnected LSP's service. LSP understands and agrees that the CARE interface will be used to provide such

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                   PAGE 10 OF 27
                                                                        SWBT/LSP
                                                                            F313


            information and such information will only be available via the CARE electronic data transmission. Information will be provided on a per-WTN basis to be priced on a per-WTN basis. SWBT will provide LSP no less than thirty (30) days notice prior to any change of the per-WTN charge. SWBT grants to LSP a non-exclusive right to use the information provided by SWBT. LSP will not permit anyone but its duly authorized employees or agents to inspect or use this information. LSP agrees to pay SWBT ten cents ($0.10) per WTN and any applicable transmission charges for the Local Disconnect Report.

      G. The LSP agrees to hold harmless and indemnify SWBT against any and all liability and claims, including reasonable attorney's fees, that may result from SWBT acting under this Article.

      H. Nothing herein shall be interpreted to apply to conversion of LSP end users pursuant to Article XII. (Termination of Service to LSP).

VII.  ADDITIONAL RESPONSIBILITIES OF LSP

      A.    Payment of Rates and Charges

            1. LSP is solely responsible for the payment of charges for all services furnished under this Agreement including, but not limited to, calls originated or accepted at LSP's location and its end users' service locations, with the exception of any retail services provided directly by SWBT to the end user which SWBT shall be responsible for billing.

                  Interexchange carried traffic (e.g., sent-paid, information services and alternate operator services messages) received by SWBT for billing to resold end-user accounts will be returned as unbillable and will not be passed on to LSP for billing. An unbillable code returned with those messages to the carrier will indicate that the messages originated from a resold account and will not be billed by SWBT.

            2. SWBT shall not be responsible for the manner in which the use of resold service, or the associated charges are allocated to others by LSP. All applicable rates and charges for such services will be billed to and shall be the responsibility of LSP, with the exception of retail services provided directly to the end user by SWBT as described in paragraph 1 above.

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                   PAGE 11 OF 27
                                                                        SWBT/LSP
                                                                            F313


            3. Compensation for all services shall be paid by LSP regardless of LSP's ability or inability to collect charges from its end user for such service.

            4. If LSP does not wish to be responsible for collect, third number billed, toll, and information services (e.g., 900) calls, it must order the appropriate blocking for resold lines under this Agreement and pay any applicable charges. LSP acknowledges that blocking is not available for certain types of calls, including 800 numbers.

      B.    Interfaces with SWBT

            LSP shall be responsible for modifying and connecting any of its systems with SWBT-provided interfaces as described in this Agreement.

      C.    Repair Contact Arrangements

            LSP shall be responsible for providing to its end users and to SWBT a telephone number or numbers that LSP's end users can use to contact LSP in the event of service or repair requests. In the event that LSP's end users contact SWBT with regard to such requests, SWBT shall inform the end user that they should call LSP and may provide LSP contact number.

      D.    LSP Operating Company Number (OCN)

            For the purposes of establishing service and providing efficient and consolidated billing to the LSP, the LSP is required to provide SWBT its authorized and nationally recognized OCN.

      E.    Special Service Arrangements

            For special service arrangements for LSP not covered under this Agreement, special charges shall apply as provided in the applicable corresponding tariffs.

      F. Development of Branding and Customized Routing for Directory Assistance and Operator Services

            1.    Requirements - Pursuant to ss. 226 (b) of The
                  Telecommunications Act of 1996, each provider of Operator Services is required to:

                  a) provide its brand at the beginning of each telephone call and before the consumer incurs any charge for the call; and

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                   PAGE 12 OF 27
                                                                        SWBT/LSP
                                                                            F313


                  b) disclose immediately to the consumer, upon request a quote of its rates or charges for the call.

                  c) Where SWBT provides LSPs OS and DA services via the same trunk, both the OS and DA calls will be branded with the same brand. Since SWBT's DA and OS utilize the same trunk group, LSP will receive the same brand for both DA/OS. Such branding will be provided pursuant to
                        Section 2. below.

            2. Call Branding - In compliance with F.l. above, SWBT will brand DA/OS in LSP's name based upon the criteria outlined below:

                  a) LSP will provide SWBT with written specification of its company name to be used in creating LSP specific branding messages for its DA/OS calls.

                  b) An initial non-recurring charge applies per load for the establishment of Call Branding as well as a charge per subsequent load to change the brand. In addition, a per call charge applies for every DA/OS call handled by SWBT on behalf of LSP when such services are provided in conjunction with resale services. Prices for Call Branding are as outlined in Exhibit C, attached hereto and incorporated herein.

            3. Rate/Reference Information - SWBT will provide LSP DA/OS Rate/Reference Information based upon the criteria outlined below:

                  a) LSP will furnish DA/OS Rate and Reference Information in a mutually agreed to format or media thirty (30) days in advance of the date when the DA/OS Services are to be undertaken.

                  b) LSP will inform SWBT, in writing, of any changes to be made to such Rate/Reference Information ten (10) working days prior to the effective Rate/Reference change date. LSP acknowledges that it is responsible to provide SWBT updated Rate/Reference Information in advance of when the Rates/Reference Information are to become effective.

                  c) In all cases when a SWBT Operator receives a rate request from a LSP end user, SWBT will quote the applicable DA/OS rates as provided by LSP.

                  d) An initial non-recurring charge will apply for loading of LSP's DA/OS Rate/Reference Information as well as a charge for each
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                        subsequent change to either the LSP's DA/OS Services
                        Rate or Reference Information as outlined in Exhibit C, attached hereto and incorporated herein.

            4. Customized Routine - SWBT shall also offer LSP the opportunity to customize route DA/OS where technically feasible. LSP agrees to pay SWBT appropriate charges associated with customized routing on an ICB basis.

VIII. NONEXCLUSIVITY

      This Agreement is nonexclusive. LSP acknowledges that SWBT will be providing the same or similar services to other local services providers in accordance with negotiated agreements which will be filed with the appropriate state commission(s). LSP also acknowledges that SWBT may, upon end user request, provide any and all of the services provided to LSP under this Agreement directly to the end users. SWBT acknowledges that LSP may obtain the same or similar services from other local exchange companies.

IX.   SUPPORT SYSTEMS SERVICES

      A.    Support Systems Services

            1.    Transfer of Service Announcements (Intercept)

                  The Party formerly providing service to an end user shall provide a Basic Referral announcement, reciprocally and free of charge on the abandoned telephone number. The announcement states that the called number has been disconnected or changed and provides the end user's new telephone number to the extent that it is listed. SWBT shall provide an intercept referral on behalf of LSP to their end user as indicated on the appropriate service order.

                  Basic Intercept Referral Announcements are to be provided on residential numbers for a minimum of thirty (30) days where facilities exist and the threat of telephone number exhaustion is not imminent.

                  Basic Intercept Referral Announcements for a single line business end users and the primary listed telephone number for Direct Inward Dial (DID) and "Centrex-type" end users, shall be available for a minimum of thirty (30) days or the life of the white pages directory, whichever is greater. If the threat of telephone number exhaustion becomes imminent for a particular central office, the
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                  service provider may reissue a disconnected number prior to the expiration of the directory, but no earlier than thirty
                  (30) days after the disconnection of the business telephone number.

            2.    Coordinated Repair Calls

                  SWBT shall be responsible for repairing its own network. However, LSP shall maintain telephone numbers where its end user may call to report instances of trouble.

                  The Parties shall employ the following procedures for handling misdirected repair calls:

                  a. The Parties shall inform their respective end users of the correct telephone numbers to call to access their respective repair bureaus.

                  b. To the extent the correct provider can be determined, each Party shall refer misdirected repair calls to the proper provider of local exchange service, at no charge, and shall provide the end user the contact telephone number provided by the other party.

                        In responding to repair calls, neither Party shall make disparaging remarks about each other, nor shall they use these repair calls as the basis for internal referrals or to solicit customers or to market services. Either Party may respond with accurate information in answering customer questions.

                  c. The Parties shall provide each other their respective repair contact numbers.

      B.    Network Management Controls

            Each Party shall provide a 24-hour contact number for Network Traffic Management issues to the other. A FAX number must also be provided to facilitate event notifications for planned mass calling events. Additionally, both Parties agree that they shall work cooperatively that all such events shall attempt to be conducted in such a manner as to avoid degradation or loss of service to other end users.

      C.    Law Enforcement and Civil Process

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                   PAGE 15 OF 27
                                                                        SWBT/LSP
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            SWBT and LSP shall handle law enforcement requests as follows:

            1) INTERCEPT DEVICES Local and federal law enforcement agencies periodically request information or assistance from local telephone service providers. When either Party receives a request associated with an end user of the other Party, it shall refer such request to the appropriate Party, unless the request directs the receiving Party to attach a pen register, trap and trace or form of intercept on that Party's own facilities, in which case that Party shall comply with any valid request.

            2) SUBPOENAS If a Party receives a subpoena for information concerning an end user the Party knows to be an end user of the other Party, it shall refer the subpoena to the requesting entity with an indication that the other Party is the responsible company. Provided, however, if the subpoena requests records for a period of time during which the receiving Party was the end user's service provider, the receiving Party will respond to any valid request.

            3) EMERGENCIES If a Party receives a request from a law enforcement agency for a temporary number change, temporary disconnect or one way denial of outbound calls for an end user of the other party, the receiving Party will comply so long as it is a valid emergency request. In the case of the LSP, the LSP shall refer such request to SWBT and SWBT shall honor such request in accordance with this paragraph. However, neither Party shall be held liable for any claims or damages arising from compliance with such requests, and the Party serving the end user agrees to indemnify and hold the other Party harmless against any and all such claims.

      D.    Usage Data

            On no less than 60 days advance written notice, LSP may request SWBT to make certain usage information available to LSP on a daily basis via a mechanized feed. The information will consist of usage sensitive charges SWBT will bill to LSP arising out of the use of resold lines. LSP agrees to pay SWBT $.003 per message for this service.

X.    CALL TRACE

      LSP end user's activation of Call Trace shall be handled by the SWBT Call Trace Center (CTC) or its Annoying and Anonymous Call Bureau. SWBT shall notify LSP of requests by its end users to provide the call records to the proper

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                   PAGE 16 OF 27
                                                                        SWBT/LSP
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      authorities. Subsequent communication and resolution of the case with
      LSP's end user (whether that end user is the victim or the suspect) will be coordinated through the LSP.

      LSP understands that for services where reports are provided to law enforcement agencies (e.g., Call Trace) only billing number and address information shall be provided. It shall be the LSP's responsibility to provide additional information necessary for any police investigation. LSP shall indemnify SWBT against any claims that insufficient information led to inadequate prosecution.

XI.   TAXES

      LSP shall be responsible for all federal, state or local, sales, use, excise or gross receipts taxes or fees imposed on or with respect to the services provided under this Agreement including those taxes and fees imposed on SWBT. LSP shall reimburse SWBT for the amount of any such taxes or fees which SWBT is required to pay or collect for services provided to LSP hereunder.

XII.  TERMINATION OF SERVICE TO LSP

      A. If LSP fails to pay when due, any and all charges billed to them under this Agreement, including any late payment charges (Unpaid Charges), and any portion of such charges remain unpaid more than fifteen (15) days after the due date of such Unpaid Charges, SWBT shall notify LSP in writing that in order to avoid having service disconnected, LSP must remit all Unpaid Charges to SWBT within fourteen (14) business days.

      B.    If LSP disputes the billed charges, it shall, within the fourteen
            (14) day period provided for above, inform SWBT in writing which portion of the charges it disputes, including the specific details and reasons for its dispute; immediately pay to SWBT all undisputed charges; and pay all disputed charges into an interest bearing escrow account with a third party escrow agent mutually agreed upon by the Parties.

      C. Disputes hereunder shall be resolved in accordance with the procedures identified in Article XVIII (Dispute Resolution). Failure of LSP to pay charges deemed owed to SWBT after conclusion of the Arbitration shall be grounds for termination under this Article.

      D. If any LSP charges remain unpaid or undisputed twenty-nine (29) days past the due date, SWBT shall notify LSP, the Commission and the end user's IXC(s) of Record in writing, that unless all charges are paid within sixteen (16) days, LSP's service shall be disconnected and its end users shall be

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                   PAGE 17 OF 27
                                                                        SWBT/LSP
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            switched to SWBT local service. SWBT will also suspend order acceptance at this time.

      E. If any LSP charges remain unpaid or undisputed forty (40) days past the due date, LSP shall, at its sole expense, notify its end users, the Commission and the end user's of Record that their service may be disconnected for LSP failure to pay Unpaid Charges, and that its end users must select a new local service provider within five (5) days. The notice shall also advise the end user that SWBT will assume the end user's account at the end of the five (5) day period should the end user fail to select a new local service provider.

      F. If any LSP charges remain unpaid or undisputed forty-five (45) days past the due date, SWBT shall disconnect LSP and transfer all LSP's end users who have not selected another local service provider directly to SWBT's service. These end users shall receive the same services provided through LSP at the time of transfer. SWBT shall inform the Commission and the end user's IXC(s) of Record of the names of all end users transferred through this process. Applicable service establishment charges for switching end users from LSP to SWBT shall be assessed to LSP.

      G. Within five (5) days of the transfer (50 days past LSP's due date), SWBT shall notify all affected end users that because of an LSP's failure to pay, their service is now being provided by SWBT. SWBT shall also notify the end user that they have thirty (30) days to select a local service provider.

      H. SWBT may discontinue service to LSP upon failure to pay undisputed charges as provided in this section, and shall have no liability to LSP or LSP end users in the event of such disconnection.

      I. If any end user fails to select a local service provider within thirty (30) days of the change of providers (80 days past LSP's due date), SWBT shall terminate the end user's service. SWBT shall notify the Commission and the end user's IXC of Record of the names of all end users whose service has been terminated. The end user shall be responsible for any and all charges incurred during the selection period.

      J. Nothing herein shall be interpreted to obligate SWBT to continue to provide service to any such end users. Nothing herein shall be interpreted to limit any and all disconnection rights SWBT may have with regard to such end users.

      K. After disconnect procedures have begun, SWBT shall not accept service orders from LSP until all unpaid charges are paid. SWBT shall have the

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                   PAGE 18 OF 27
                                                                        SWBT/LSP
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            right to require a deposit equal to one month's charges (based on the highest previous month of service from SWBT) prior to resuming service to LSP after disconnect for nonpayment.

XIII. FORCE MAJEURE

      Neither party shall be responsible for delays or failures in performance resulting from acts or occurrences beyond the reasonable control of such Party, regardless of whether such delays or failures in performance were foreseen or foreseeable as of the date of this Agreement, including, without limitation: fire, explosion, power failure, cable cuts, acts of God, war, revolution, civil commotion, or acts of public enemies; any law, order, regulation, ordinance or requirement of any government or legal body; or labor unrest, including, without limitation, strikes, slowdowns, picketing or boycotts; or delays caused by the other party or by other service or equipment vendors; or any other circumstances beyond the Party's reasonable control. In such event, the Party affected shall, upon giving prompt notice to the other Party, be excused from such performance on a day-to-day basis to the extent of such interference (and the other Party shall likewise be excused from performance of its obligations on a day-for-day basis to the extent such Party's obligations relate to the performance so interfered with). The affected party shall use its best efforts to avoid or remove the cause of nonperformance and both parties shall proceed to perform with dispatch once the causes are removed or cease.

XIV.  LIMITATION OF LIABILITY

      SWBT's liability, if any, for its gross negligence or willful misconduct is not limited by its corresponding tariffs. With respect to any other claim or suit, by a LSP or any others, for damages arising out of mistakes, omissions, interruptions, delays or efforts, or defects in transmission occurring in the course of furnishing service hereunder, SWBT's liability, if any, shall not exceed an amount equivalent to the proportionate charge to the LSP for the period of service during which such mistake, omission, interruption, delay, error, or defect in transmission or service occurs and continues. In no event shall SWBT be responsible for any special, indirect, consequential or exemplary damages. This liability shall be in addition to any amounts that may otherwise be due to the LSP under corresponding tariffs as an allowance for interruptions. However, any such mistakes, omissions, interruptions, delays, errors, or defects in transmission or service which are caused or contributed to by the negligence or willful act of the LSP or which arise from the use of LSP-provided facilities or equipment shall not result in the imposition of any liability whatsoever upon SWBT.

      SWBT shall be indemnified and held harmless by the LSP against claims and damages arising from provision of the LSP's services or equipment except those

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                   PAGE 19 OF 27
                                                                        SWBT/LSP
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      directly associated with the provision of local service to the LSP which is governed by corresponding tariffs.

      SWBT shall be indemnified and held harmless from all claims and damages arising from the discontinuance of service for nonpayment to SWBT by the LSP. Notice of discontinuance shall be as specified in the Substantive Rules of the State Commission.

      SWBT shall have no liability to the end users of the LSP for claims arising from the provision of the LSP's service to its end users including, but not limited to, claims for interruption of service, quality of service or billing disputes.

      When the lines or services of other companies and carriers are used in establishing connections to and/or from points not reached by SWBT's lines, SWBT is not liable for any act or omission of the other companies or carriers.

XV.   NONDISCLOSURE

      The Parties to this Agreement anticipate and recognize that they will exchange or come into possession of data about each other's end users and each other's business as a result of this Agreement which will be designated as confidential by that Party. Each Party agrees (1) to treat all such data as strictly confidential and (2) to use such data only for purposes of performance under this Agreement. Each Party agrees not to disclose data on the other Party's end users or business which has been designated as confidential to any person without first securing the written consent of the other Party. The foregoing shall not apply to information which is in the public domain.

      If a court or governmental agency orders or a third party requests a Party to disclose or to provide any data or information covered by this Section, that Party will immediately inform the other Party of the order or request both by telephone and overnighted mail before disclosing the data or information. Notification and consent requirements described above are not applicable in cases where a court order requires the production of toll billing records of an individual residence or business end user customer.

      This section will not preclude the disclosure by the Parties of information or material described in this Section to consultants, agents, or attorneys representing the respective Parties or the Office of the Public Counsel for the states of Arkansas, Kansas, and/or Missouri, and state regulatory commissions or staffs, or FCC Staff, provided that these third parties are bound by the same or comparable confidentiality requirements as the Parties to this Agreement. The provisions of this Section will remain in effect notwithstanding the termination of this Agreement, unless agreed to in writing by both Parties.

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                   PAGE 20 OF 27
                                                                        SWBT/LSP
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      Pursuant to Section 222 of the Act, both Parties agree to limit their use of proprietary information received from the other to the permitted purposes identified in the Act.

XVI.  PUBLICITY

      The Parties agree not to use in any advertising or sales promotion, press releases or other publicity matters any endorsements, direct or indirect quotes, or pictures implying endorsement by the other Party or any of its employees without such Party's prior written approval. The Parties will submit to each other for written approval, prior to publication, all publicity matters that mention or display one another's name and/or marks or contain language from which a connection to said name and/or marks may be inferred or implied.

XVII. ASSIGNMENT

      Neither Party may assign, subcontract, or otherwise transfer its rights or obligations under this Agreement except under such terms and conditions as are mutually acceptable to the other Party (e.g., a conversion charge will apply per billable telephone number) and with such Party's prior written consent, which consent shall not be unreasonably withheld. Assignment without consent shall be grounds for immediate termination of this Agreement.

XVIII. DISPUTE RESOLUTION

      A.    Finality of Disputes

            No claims shall be brought for disputes arising from this Agreement more than 24 months from the date of occurrence which gives rise to the dispute. If any portion of an amount due to SWBT under such agreement is subject to a bona fide dispute between the Parties, LSP shall within fourteen (14) days of its receipt of the invoice containing such disputed amount give notice to SWBT of the amounts it disputes and include in such notice the specific details and reasons for disputing each item. LSP shall pay when due (i) all undisputed amounts to SWBT and (ii) all Disputed Amounts into an interest bearing escrow account with a third party escrow agent mutually agreed upon by the Parties.

      B.    Alternative to Litigation

            The Parties desire to resolve disputes arising out of this Agreement without litigation. Accordingly, except for action seeking a temporary restraining order or an injunction related to the purposes of this Agreement, or suit to

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                   PAGE 21 OF 27
                                                                        SWBT/LSP
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            compel compliance with this dispute resolution process, the Parties agree to use the following alternative dispute resolution procedure as their sole remedy with respect to any controversy or claim of $25,000 or less, arising out of or relating to this Agreement or its breach. The procedures hereunder may be used with disputes for $25,000 or more, if mutually agreeable to the Parties.

            1.    Resolution of Disputes Between Parties to the Agreement

                  At the written request of a Party, each Party will appoint a knowledgeable, responsible representative to meet and negotiate in good faith to resolve any dispute arising under this Agreement. The location, form, frequency, duration and conclusion of these discussions shall be left to the discretion of the representatives. Upon agreement, the representatives may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and correspondence among the representatives for purposes of settlement are exempt from discovery and production and shall not be admissible in the arbitration described below or in any lawsuit without the concurrence of all Parties. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and, if otherwise admissible, may be admitted in evidence in the arbitration or lawsuit.

            2.    Arbitration

                  If the negotiations do not resolve the dispute within thirty
                  (30) days of the initial written request, the dispute shall be submitted to binding arbitration by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. A Party may demand such arbitration in accordance with the procedures set out in those rules. Discovery shall be controlled by the arbitrator and shall be permitted to the extent set out in this section. Each Party may submit in writing to a Party, and that Party shall so respond, to a maximum of any combination of thirty-five (35) (none of which may have subparts) of the following:

                  (a)   Interrogatories
                  (b)   Demands to produce documents
                  (c)   Requests for admission

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                   PAGE 22 OF 27
                                                                        SWBT/LSP
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                  Additional discovery may be permitted upon mutual agreement of the Parties. The arbitration hearing shall be commenced within thirty (30) days of the demand for arbitration. The arbitration shall be held in the city where this Agreement was executed by SWBT. The arbitrator shall control the scheduling so as to process the matter expeditiously. The Parties shall submit written briefs five days before the hearing. The arbitrator shall rule on the dispute by issuing a written opinion within twenty (20) days after the close of hearings. The arbitrator has no authority to order punitive or consequential damages. The times specified in this section may be extended upon mutual agreement of the Parties or by the arbitrator upon a showing of good cause. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

            3.    Costs

                  Each Party shall bear its own costs of these procedures. A Party seeking discovery shall reimburse the responding Party the costs of production of documents (including search time and reproduction costs). The Parties shall equally split the fees of the arbitration and the arbitrator.

XIX.  VERIFICATION REVIEWS

      Each Party to this Agreement will be responsible for the accuracy and quality of its data as submitted to the respective Parties involved. Upon reasonable written notice, each Party or its authorized representative (providing such authorized representative does not have a conflict of interest related to other matters before one of the Parties) shall have the right to conduct a review and verification of the other Party to give assurances of compliance with the provisions of this Agreement. This includes on-site verification reviews at the other Party's or the Party's vendor locations.

      After the initial year of this Agreement verification reviews will normally be conducted on an annual basis with provision for staged reviews, as mutually agreed, so that all subject matters are not required to be reviewed at the same time. Follow up reviews will be permitted between annual reviews where significant deviations are found. During the initial year of the Agreement more frequent reviews may occur.

      The review will consist of an examination and verification of data involving records, systems, procedures and other information related to the services performed by either Party as related to settlement charges or payments made in connection with this Agreement as determined by either Party to be reasonably

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                   PAGE 23 OF 27
                                                                        SWBT/LSP
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      required. Each Party, whether or not in connection with an on-site verification review, shall maintain reasonable records for a period of time no less than twenty-four (24) months from the date such records are created and provide the other Party with reasonable access to such information as is necessary to determine amounts receivable or payable under this Agreement.

      Each Party's right to access information for verification review purposes is limited to data not in excess of 24 months in age. Once specific data has been reviewed and verified, it is unavailable for future reviews. Any items not reconciled at the end of a review will, however, be subject to a follow-up review effort. Any retroactive adjustments required subsequent to previously reviewed and verified data will also be subject to follow-up review. Information of either Party involved with a verification review shall be subject to the nondisclosure terms of this Agreement.

      The Party requesting a verification review shall fully bear its costs associated with conducting the review. The Party being reviewed will provide access to required information, as outlined in this Section, at no charge to the reviewing Party. Should the reviewing Party request information or assistance beyond that reasonably required to conduct such a review, the Party being reviewed may, as its option, decline to comply with such request or may bill actual costs incurred in complying subsequent to the concurrence of reviewing Party.

XX.   COMPLIANCE WITH LAWS

      The Parties believe in good faith that the Services to be provided under this Agreement satisfy the requirements of the Act. In the event a court or regulatory agency of competent jurisdiction should determine that modifications of this Agreement are required to bring the Services being provided hereunder into compliance with the Act, the affected Party shall promptly give the other Party written notice of the modifications deemed required. Upon delivery of such notice, the Parties shall expend diligent efforts to arrive at an agreement respecting such modifications required, and if the Parties are unable to arrive at such agreement, either Party may terminate this Agreement, without penalty, effective the day the affected Party is ordered to implement the modifications deemed required, or effective on the day either Party concludes and gives notice that the Parties will not be able to arrive at any agreement respecting such modifications, whichever date shall occur earlier.

      This Agreement is an integrated package that reflects a balancing of interests critical to the Parties. It will be submitted to the applicable state regulatory Commission and the FCC as a compliance filing, and the Parties will specifically request that the applicable state regulatory Commission and the FCC refrain from taking any action to change, suspend or otherwise delay implementation of the

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                   PAGE 24 OF 27
                                                                        SWBT/LSP
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      Agreement. In the event the Commission or the FCC rejects any portion or provision of this Agreement or subsequently issues a ruling or order that results in a provision being contrary to law, or is invalid for any reason, the parties shall continue to be bound by the terms of this Agreement, insofar as possible, except for the portion rejected or subsequently determined to be unlawful, invalid, or unenforceable. In such event, the Parties shall negotiate in good faith to replace the rejected, unlawful, invalid, or unenforceable provision and shall not discontinue service to the other Party during such period if to do so would disrupt existing service being provided to an end user. So long as the Agreement remains in effect, the Parties shall not advocate before any legislative, regulatory, or other public forum that any terms of this specific Agreement be modified or eliminated. Notwithstanding this mutual commitment, however, the Parties enter into this Agreement without prejudice to any positions they have taken previously, or may take in the future in any legislative, regulatory, or other public forum addressing any matters, including matters related to the types of arrangements prescribed by this Agreement.

XXI.  CERTIFICATION REQUIREMENTS

      LSP warrants that it has obtained all certifications required in those jurisdictions in which LSP has ordered services pursuant to this Agreement. Subject to restrictions in Article II.A. (Permitted Use of Resold Service by LSP and Its End Users), LSP covenants that any originating service provider utilizing the resold services under this Agreement has obtained all required certification. Upon request by any governmental entity, the LSP is required to provide proof of certification.

                                                  RESALE AGREEMENT (MO, KS & AR)
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                                                                        SWBT/LSP
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XXII. EFFECT OF OTHER AGREEMENTS

      The Parties agree that pursuant to the requirements of the Telecommunications Act of 1996, a Party shall treat the other Party no less favorably than it treats similarly situated local service providers with whom such Party has an operational interconnection or resale agreement which has been approved by the State PUC or PSC. If either Party enters into an agreement (the "Other Agreement") approved by the Commission pursuant to Section 252 of the Act which provides for the provision of arrangements covered in this Agreement to another requesting Telecommunications Carrier, such Party shall make available to the other Party such arrangements upon the same rates, terms and conditions as those provided in the Other Agreement.

XXIII. NOTIFICATION

      SWBT shall make telecommunications services that SWBT provides at retail to subscribers who are not telecommunications carriers available for resale consistent with its obligation under Section 25 I(c)(4)(A) of the Telecommunications Act. The notification shall advise LSP of the category in which such new service shall be placed and the same discount already applicable to LSP in that category shall apply to the new service.

      SWBT currently uses the Accessible Letter process to notify LSP of such changes to the services available for resale. Any change to the process of notification to the LSP will provide no less notice than the current Accessible Letter process.

XXIV. NOTICES

      In the event any notices are required to be sent under the terms of this Agreement, they shall be sent by registered mail, return receipt requested to:

      To LSP:                        To SWBT:

      Mary Bush                      Debbie Watson
      Valu-Line of Kansas, Inc.      SWBT
      1420 C. of E. Drive            One Bell Plaza, Room 522
      Emporia, KS 66801              Dallas, TX 75202

XXV.  BENEFICIARIES

      This Agreement shall not provide any nonparty with any remedy, claim, cause of action or other right.

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                   PAGE 26 OF 27
                                                                        SWBT/LSP
                                                                            F313

XXVI. TERM

      SWBT and LSP agree that the initial term of this Agreement shall be for 90 days, and thereafter the Agreement shall continue in force and effect unless and until terminated as provided herein. Either Party may terminate this Agreement by providing written notice of termination to the other Party, at least 60 days in advance of the date of termination. At the conclusion of the first term, this Agreement shall continue without interruption unless terminated by either Party or superseded by a new Agreement between the Parties. By mutual agreement, SWBT and LSP may amend this Agreement to modify the term of this Agreement. Where LSP has not made arrangements to provide service over its own facilities to its end users, the notification and transfer of end user procedures outlined in
      Article XJII.D. -F. (Termination of service to LSP) shall apply.

XXVII. EFFECTIVE DATE

      The effective date of this Agreement shall be ten (10) days after the date that the appropriate state regulatory Commission approves this Agreement.

XXVIII. WAIVER

      The failure of either Party to enforce or insist that the other party comply with any of the terms or conditions of this Agreement, or the waiver by either Party in a particular instance of any of the terms and conditions of this Agreement, shall not be construed as a general waiver or relinquishment of the terms and conditions, but the Agreement shall be and remain at all times in full force and effect.

XXIX. DISCLAIMER OF WARRANTIES

      SWBT MAKES NO REPRESENTATION OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR INTENDED OR PARTICULAR PURPOSE WITH RESPECT TO SERVICES PROVIDED HEREUNDER. ADDITIONALLY, SWBT ASSUMES NO RESPONSIBILITY WITH REGARD TO THE CORRECTNESS OF DATA OR INFORMATION SUPPLIED BY LSP WHEN THIS DATA OR INFORMATION IS ACCESSED AND USED BY A THIRD PARTY.

XXX.  RELATIONSHIP OF THE PARTIES

      This Agreement shall not establish, be interpreted as establishing, or be used by either Party to establish or to represent their relationship as any form of agency, partnership or joint venture. Neither Party shall have any authority to bind the other or to act as an agent for the other unless written authority, separate from this

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                   PAGE 27 OF 27
                                                                        SWBT/LSP
                                                                            F313

      Agreement, is provided. Nothing in the Agreement shall be construed as providing for the sharing of profits or losses arising out of the efforts of either or both of the Parties. Nothing herein shall be construed as making either Party responsible or liable for the obligations and undertakings of the other Party.

XXXI. COMPLETE TERMS

      This Agreement, together with its Attachments constitutes the entire agreement between the Parties and supersedes all prior discussions, representations or oral understandings reached between the Parties.

      The corresponding tariffs and this Agreement (including the Attachments) contain all of the applicable rates and charges to be paid by the LSP to SWBT in connection with SWBT's provision of telecommunications service to LSP for Resale to its end user customers.

      Neither Party shall be bound by any amendment, modification or additional terms unless it is reduced to writing signed by an authorized representative of the Party sought to be bound.

      By their signatures in the space provided below, LSP and SWBT indicate their acceptance of this Agreement. This agreement shall not bind LSP and SWBT until executed by both Parties. This Agreement will be governed by and interpreted in accordance with the laws of the State of Kansas.

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                   PAGE 28 OF 27
                                                                        SWBT/LSP
                                                                            F313

THIS AGREEMENT CONTAINS A BINDING ARBITRATION AGREEMENT.

VALU-LINE OF KANSAS, INC.              SOUTHWESTERN BELL TELEPHONE COMPANY
AECN/OCN: 7611


/s/ Rick Tidwell                       /s/ Ricardo Zamora
-----------------------------------    -----------------------------------
Signature                              Signature


Rick Tidwell                           Ricardo Zamora
-----------------------------------    -----------------------------------
Printed Name                           Printed Name


President                              VP-Local Interconnection
-----------------------------------    -----------------------------------
Position/Title                         Position/Title


March 31, 1997                         April   , 1997
-----------------------------------    -----------------------------------
Date                                   Date

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                   PAGE 28 OF 27
                                                                        SWBT/LSP
                                                                            F313

THIS AGREEMENT CONTAINS A BINDING ARBITRATION AGREEMENT.

VALU-LINE OF KANSAS, INC.              SOUTHWESTERN BELL TELEPHONE COMPANY
AECN/OCN: 7611


/s/ Rick Tidwell                       /s/ Ricardo Zamora
-----------------------------------    -----------------------------------
Signature                              Signature


Rick Tidwell                           Ricardo Zamora
-----------------------------------    -----------------------------------
Printed Name                           Printed Name


President                              VP-Local Interconnection
-----------------------------------    -----------------------------------
Position/Title                         Position/Title


March 31, 1997                         April   , 1997
-----------------------------------    -----------------------------------
Date                                   Date

                                                  RESALE AGREEMENT (MO, KS & AR)
                                                                   PAGE 28 OF 27
                                                                        SWBT/LSP
                                                                            F313

THIS AGREEMENT CONTAINS A BINDING ARBITRATION AGREEMENT.

VALU-LINE OF KANSAS, INC.              SOUTHWESTERN BELL TELEPHONE COMPANY
AECN/OCN: 7611


/s/ Rick Tidwell                       /s/ Ricardo Zamora
-----------------------------------    -----------------------------------
Signature                              Signature


Rick Tidwell                           Ricardo Zamora
-----------------------------------    -----------------------------------
Printed Name                           Printed Name


President                              VP-Local Interconnection
-----------------------------------    -----------------------------------
Position/Title                         Position/Title


March 31, 1997                         April   , 1997
-----------------------------------    -----------------------------------
Date                                   Date

                                       RESALE AGREEMENT (MO, KS, AR) - EXHIBIT A
                                                                     PAGE 1 0F 2
                                                                        SWBT/LSP
                                                                            M307

              Southwestern Bell's Resale Product* List - Residence
                                     Kansas


                                                        AVOIDED COST DISCOUNTS
                                                     RECURRING     NON-RECURRING
                                                     ---------     -------------
LOCAL EXCHANGE SERVICE

Link Up America Service                                14.9%              14.9%
Residence 1 Party                                      14.9%              14.9%
Res Flat Rate Trunks                                   14.9%              14.9%

EXPANDED LOCAL CALLING

Expanded Local Calling (Mandatory)                     14.9%              14.9%
MetroPlus                                              14.9%              14.9%

CALL MANAGEMENT SERVICES

Auto Redial                                            14.9%              14.9%
Auto Redial - Usage Sensitive                          14.9%              14.9%
Call Blocker                                           14.9%              14.9%
Call Forwarding                                        14.9%              14.9%
Call Forwarding - Busy Line                            14.9%              14.9%
Call Forwarding - Busy Line/Don't Answer               14.9%              14.9%
Call Forwarding - Don't Answer                         14.9%              14.9%
Call Return                                            14.9%              14.9%
Call Return - Usage Sensitive                          14.9%              14.9%
Call Trace                                             14.9%              14.9%
Call Waiting                                           14.9%              14.9%
Calling Name                                           14.9%              14.9%
Calling Number                                         14.9%              14.9%
Personalized Ring (1 dependent number)                 14.9%              14.9%
Personalized Ring (2 dependent numbers - 1st number)   14.9%              14.9%
Personalized Ring (2 dependent numbers - 2nd number)   14.9%              14.9%
Preferred Number Service                               14.9%              14.9%
Priority Call                                          14.9%              14.9%
Remote Access to Call Forwarding                       14.9%              14.9%
Selective Call Forwarding                              14.9%              14.9%
Simultaneous Call Forwarding                           14.9%              14.9%
Speed Calling 8                                        14.9%              14.9%
Three Way Calling                                      14.9%              14.9%

AIN

Selective Call Acceptance                              14.9%              14.9%

Some products not available in all areas.

Resale products available subject to state and federal rules, regulations, and tariffs.

                                       RESALE AGREEMENT (MO, KS, AR) - EXHIBIT A
                                                                     PAGE 2 OF 2
                                                                        SWBT/LSP
                                                                            M307

               Southwestern Bell's Resale Product* List - Residence
                                     Kansas


                                                          AVOIDED COST DISCOUNTS
                                                      RECURRING       NON-RECURRING
                                                      ---------       -------------
DIRECTORY ASSISTANCE SERVICES                          14.9%              14.9%

ISDN

Digiline(SM)                                           14.9%              14.9%

OTHER

Customer Alerting Enablement                           14.9%              14.9%
Grandfathered Services                                 14.9%              14.9%
Hot Line                                               14.9%              14.9%
Hunting                                                14.9%              14.9%
Improved Data Transmission Service                     14.9%              14.9%
Local Operator Assistance Service                      14.9%              14.9%
Packages                                               14.9%              14.9%
Promotions (greater than 90 days)                      14.9%              14.9%
Preferred Number Service                               14.9%              14.9%
Second Line Control                                    14.9%              14.9%
Toll Restriction                                       14.9%              14.9%
TouchTone                                              14.9%              14.9%
Voice Dial                                             14.9%              14.9%
Warm Line                                              14.9%              14.9%

TOLL

900 Call Restriction                                   14.9%              14.9%
Home 800(SM)                                           14.9%              14.9%
IntraLATA MTS                                          14.9%              14.9%
Toll Billing Exception                                 14.9%              14.9%

NON-TELECOMMUNICATION SERVICES

Bill Plus(SM)                                          14.9%              14.9%
Consolidated Billing                                   14.9%              14.9%
Company Initiated Suspension and Restoral Service       0.0%               0.0%
Customer Initiated Suspension and Restoral Service      0.0%               0.0%
Enhanced Directory Listings                            14.9%              14.9%

*     Some products not available in all areas.

      Resale products available subject to state and federal rules, regulations, and tariffs.

                                       RESALE AGREEMENT (MO, KS, AR) - EXHIBIT B
                                                                     PAGE 1 OF 3
                                                                        SWBT/LSP
                                                                            M307

               Southwestern Bell's Resale Product* List - Business
                                    Kansas


                                                        AVOIDED COST DISCOUNTS
                                                     RECURRING     NON-RECURRING
                                                     ---------     -------------
LOCAL EXCHANGE SERVICE

Business 1 Party                                       14.9%           14.9%
Business - Multi-Line                                  14.9%           14.9%
Business - Message Rate 1 Party                        14.9%           14.9%
Semi Public Coin Telephone Service                     14.9%           14.9%
Semi Public Coinless Telephone Service                 14.9%           14.9%
Semi Public Coinless - Outward only                    14.9%           14.9%
Semi Public Outgoing Only/1 Way Originating only       14.9%           14.9%

TRUNKS

Analog Trunk                                           14.9%           14.9%
DID                                                    14.9%           14.9%
Digital Trunk                                          14.9%           14.9%
Hotel/Motel Message Trunks                             14.9%           14.9%

EXPANDED LOCAL CALLING

Expanded Local Calling (Mandatory)                     14.9%           14.9%
MetroPlus                                              14.9%           14.9%

CALL MANAGEMENT SERVICES

Auto Redial                                            14.9%           14.9%
Auto Redial - Usage Sensitive                          14.9%           14.9%
Call Blocker                                           14.9%           14.9%
Call Forwarding                                        14.9%           14.9%
Call Forwarding - Busy Line                            14.9%           14.9%
Call Forwarding - Busy Line/Don't Answer               14.9%           14.9%
Call Forwarding - Don't Answer                         14.9%           14.9%
Call Return                                            14.9%           14.9%
Call Return - Usage Sensitive                          14.9%           14.9%
Call Trace                                             14.9%           14.9%
Call Waiting                                           14.9%           14.9%
Calling Name                                           14.9%           14.9%
Calling Number                                         14.9%           14.9%
Personalized Ring (1 dependent number)                 14.9%           14.9%
Personalized Ring (2 dependent numbers - 1st number)   14.9%           14.9%
Personalized Ring (2 dependent numbers - 2nd number)   14.9%           14.9%
Priority Call                                          14.9%           14.9%
Remote Access to Call Forwarding                       14.9%           14.9%
Selective Call Forwarding                              14.9%           14.9%
Simultaneous Call Forwarding                           14.9%           14.9%
Speed Calling 30                                       14.9%           14.9%
Three Way Calling                                      14.9%           14.9%

Some products not available in all areas.

Resale products available subject to state and federal rules, regulations and tariffs.

                                       RESALE AGREEMENT (MO, KS, AR) - EXHIBIT B
                                                                     PAGE 2 OF 3
                                                                        SWBT/LSP
                                                                            M307

               Southwestern Bell's Resale Product* List - Business
                                     Kansas


                                                       AVOIDED COST DISCOUNTS
                                                    RECURRING      NON-RECURRING
                                                    ---------      -------------
DID

DID (First Block of 100)                               14.9%           14.9%
DID (First Block of 10)                                14.9%           14.9%
DID (Ea. adl. block of 10 after first 10)              14.9%           14.9%
DID (Ea. adl. block of 100 after first 100)            14.9%           14.9%
DID (with dial pulse)                                  14.9%           14.9%
DID (with Mutlifrequency)                              14.9%           14.9%
DID (with Dual-Tone Multifrequency)                    14.9%           14.9%

AIN

Area Wide Networking                                   14.9%           14.9%
Caller Intellidata (R)                                 14.9%           14.9%
Disaster Routing Service                               14.9%           14.9%
Intelligent Redirect(SM)                               14.9%           14.9%
IntelliNumber(SM)                                      14.9%           14.9%
Positive ID                                            14.9%           14.9%
Selective Call Acceptance                              14.9%           14.9%

OTHER

Busy Out Arrangement                                   14.9%           14.9%
Customer Alerting Enablement                           14.9%           14.9%
Grandfathered Services                                 14.9%           14.9%
Foreign Exchange                                       14.9%           14.9%
Foreign Serving Office                                 14.9%           14.9%
Frame Relay                                            14.9%           14.9%
Hot Line                                               14.9%           14.9%
Hunting                                                14.9%           14.9%
Improved Data Transmission Service                     14.9%           14.9%
Local Operator Assistance Service                      14.9%           14.9%
MicroLink 1 (R)                                        14.9%           14.9%
Multi Pt. Video                                        14.9%           14.9%
Network Reconfiguration Service                        14.9%           14.9%
Night Number associated with a Terminal                14.9%           14.9%
Night Number associated with Telephone Number          14.9%           14.9%
Packages                                               14.9%           14.9%
Promotions (greater than 90 days)                      14.9%           14.9%
Telebranch (R)                                         14.9%           14.9%
Telephone Answering Secretarial                        14.9%           14.9%
Toll Restriction                                       14.9%           14.9%
TouchTone (Business)                                   14.9%           14.9%
TouchTone (Trunk)                                      14.9%           14.9%
Voice Dial                                             14.9%           14.9%
Warm Line                                              14.9%           14.9%

*     Some products not available in all areas.

      Resale products available subject to state and federal rules, regulations and tariffs.

                                       RESALE AGREEMENT (MO, KS, AR) - EXHIBIT B
                                                                     PAGE 3 OF 3
                                                                        SWBT/LSP
                                                                            M307

               Southwestern Bell's Resale Product* List - Business
                                     Kansas

                                                        AVOIDED COST DISCOUNTS
                                                      RECURRING    NON-RECURRING
                                                      ---------    -------------
ISDN

Digiline(SM)                                             14.9%          14.9%
Select Video Plus(R)                                     14.9%          14.9%
Smart Trunk(SM)                                          14.9%          14.9%

DIRECTORY ASSISTANCE SERVICES                            14.9%          14.9%

TOLL

900 Call Restriction                                     14.9%          14.9%
IntraLATA MTS                                            14.9%          14.9%
MaxiMizer 800(R)                                         14.9%          14.9%
OutWATS                                                  14.9%          14.9%
Toll Billing Exception                                   14.9%          14.9%

PLEXAR(R)

Plexar 1(R)                                              14.9%          14.9%
Plexar 11(R)                                             14.9%          14.9%

NON-TELECOMMUNICATION SERVICES

Bill Plus(SM)                                            14.9%          14.9%
Consolidated Billing                                     14.9%          14.9%
Company Initiated Suspension and Restoral Service         0.0%           0.0%
Customer Initiated Suspension and Restoral Service        0.0%           0.0%
Enhanced Directory Listings                              14.9%          14.9%

*     Some products not available in all areas.

      Resale products available subject to state and federal rules, regulations and tariffs.

                                      RESALE AGREEMENT (MO, KS & AR) - EXHIBIT C
                                                                     PAGE 1 OF 1
                                                                        SWBT/LSP
                                                                            M304

                                APPENDIX RESALE
                                     KANSAS
                   OS/DA PRICING - BRANDING, RATE & REFERENCE

The following rates will apply for each service element:

----------------------------------------------------------------------------------------------
A. CALL BRANDING
An initial non-recurring charge applies per trunk group for the establishment of
LSP specific Call Branding. A Per Call charge also applies. When there are subsequent changes to the branding announcement, an additional non-recurring charge will also apply per change.

                                                     Rate per initial load group      $2100.00
                                                  Rate per load for Brand change      $2100.00
                                                                        Per Call         $0.02
----------------------------------------------------------------------------------------------
B. DIRECTORY ASSISTANCE RATE/REFERENCE INFORMATION

An initial non-recurring charge applies for the initial load of LSP's DA
Services Rate/Reference Information. An additional non-recurring charge applies for each subsequent change to Rate/Reference Information.

                                                           Rate per initial load      $3375.00
                                                 Rate per subsequent rate change      $2375.00
                                            Rate per subsequent reference change      $2375.00
----------------------------------------------------------------------------------------------
C. OPERATOR SERVICES RATE/REFERENCE INFORMATION

An initial non-recurring charge applies for the initial load of LSP's Operator
Services Rate/Reference Information. An additional non-recurring charge applies for each subsequent change to Rate/Reference Information.

                                                           Rate per initial load      $3375.00
                                                 Rate per subsequent rate change      $2375.00
                                            Rate per subsequent reference change      $2375.00
----------------------------------------------------------------------------------------------

                        [LETTERHEAD OF SOUTHWESTERN BELL]

March 25, 1997

Mr. Rick Tidwell
Valu-Line of Kansas
1420 C of E Drive
Emporia, KS 66801

Dear Mr. Tidwell:

Please find enclosed one copy of the Wirework Agreement for your file. Also enclosed is one copy of the Remote Access Facility LSP Service Activation Procedures for your review. Please call me if I can be of further assistance.

Sincerely,


/s/ Deborah R Watson

Deborah R Watson

Enclosure

                                TABLE of CONTENTS

                         WireWorx(SM) (RESALE) AGREEMENT
                                     Between
                       SOUTHWESTERN BELL TELEPHONE COMPANY
                                       and
                            VALU-LINE OF KANSAS, INC.

                                                                            PAGE

I.     DEFINITIONS                                                            3

II.    LSP COMPANY OBLIGATIONS                                                4

III.   SWBT OBLIGATIONS                                                       4

IV.    OPERATIONAL PROCEDURES                                                 5
       A.    Repair Referrals to SWBT
       B.    Pre-Referral Repair Screening
       C     SWBT Repair Report Handling
       D.    Jacks/Inside Wire Requests Received Direct from End Users
       E.    Jacks/Inside Wire Requests via Service Order
       F.    Coordinated Repair Calls

V.     ADDITIONAL RESPONSIBILITIES OF THE PARTIES                             7
       A.    Notice of Network Changes
       B.    Billing and Payment of Rates and Charges
       C.    Notice of Price Changes
       D.    Termination of Service for Nonpayment

VI.    FORCE MAJEURE                                                          9

VII.   LIMITATION OF LIABILITY                                                9

VIII.  NONDISCLOSURE                                                          9

IX.    PUBLICITY                                                             10

X.     ASSIGNMENT                                                            10

XI.    NOTICES                                                               11

XII.   THIRD PARTY BENEFICIARIES                                             11

XIII.  TAXES                                                                 11

XIV.   TERM                                                                  11

XV.    WAIVER                                                                11

XVI.   DISCLAIMER OF WARRANTIES                                              12

XVII.  EFFECTIVE DATE                                                        12

XVIII. RELATIONSHIP OF THE PARTIES                                           12

XIX.   COMPLETE TERMS                                                        13

APPENDIX I - WireWorx(SM) Inside Wire Repair Charges                         14

APPENDIX II - Maintenance of Service Charges                                 15

APPENDIX III - Time Sensitive Jacks/Inside Wire
               Installation/Repair Charges                                   16

                             WireWorx(SM) AGREEMENT

      This Agreement is between Valu-Line of Kansas (hereinafter referred to as "LSP") and Southwestern Bell Telephone Company ("SWBT") (collectively, "the Parties") entered into this 3rd day of March, 1997.

      WHEREAS, SWBT offers a service known as WireWorx(SM) for the installation and repair of simple inside wire and/or jacks to Local Service Providers; and LSP desires to obtain WireWorx(SM) from SWBT;

      It is therefore agreed in consideration of the mutual promises contained herein that:

I.    DEFINITIONS

As used in this Agreement, the following definitions shall apply:

      Customer Premises Equipment (CPE)- Equipment owned by an end user, such as a telephone set, that can be connected to the telephone network.

      Demarcation Point/Network Interface (NI)- The point of demarcation and/or interconnection between "telephone company communications facilities" and "wiring at subscriber premises." The terms demarcation point and network interface (NI) are used interchangeably and mean the same thing.

      Inside Wire (1W)- End user premises wiring beyond the established demarcation point or network interface.

      Inside Wire Repair Charge - The recurring monthly price listed in Appendix I of this Agreement that SWBT will charge LSP for the WireWorx(SM) Option chosen.

      Maintenance of Service Charge (MSC)- The price for dispatching a SWBT technician to an end users premises for the purpose of isolating trouble reported by LSP. It is charged to LSP on each dispatch wherein trouble is isolated to the end user side of the demarcation point/NI and the affected line is NOT designated as covered by WireWorx(SM) or the trouble is isolated to end user's CPE (See Appendix II).

      Multi-line Service- An end user resold-line account wherein there are two
(2) or more non-designed lines terminating in key equipment. This Agreement covers repairs of inside wire and jacks from the last common termination point up to and including the jack.

      Off-Premises Extension- An extension of the basic line to a premises separated from the primary service location by any public roadway or thoroughfare.

      Resold Line- A telephone line purchased by LSP from SWBT at wholesale rates and resold to LSP's end users.

      Riser Cable- Copper conductors, typically within a cable sheath, that are placed exclusively within or between multi-unit buildings from the an entrance location of a building (typically in the basement or lower floor equipment closet) to designated equipment space or terminal space within such building.

      Time Sensitive Installation Charge- The time sensitive price SWBT charges for each service order for jack/inside wire installation completed by a SWBT technician on a resold line, either residence, business or multi-line (See Appendix III).

      Time Sensitive Repair Charge- The time sensitive price SWBT charges for each repair trip completed by a SWBT technician on a resold line, either residence, business or multi-line, that is NOT designated as covered by WireWorx(SM) (See Appendix III).

II.   LSP COMPANY OBLIGATIONS

      LSP agrees to purchase WireWorx(SM) for residence and single-line business resold lines at the monthly WireWorx(SM) price listed in Appendix I attached hereto for the Option chosen by LSP. LSP further agrees to purchase WireWorx(SM) for multi-line business resold lines and jacks at the monthly price listed in Appendix I for the Option chosen by LSP.

III.  SWBT OBLIGATIONS

      A. SWBT agrees to diagnose, isolate trouble and repair the inside wiring and jacks of LSP's end user at no charge to said end user. WireWorx(SM) however, does NOT cover:

            1. Charges for wire repair due to natural disasters such as flood and earthquake, riots, acts of war, gross negligence, willful damage and/or vandalism.

            2. Repairs to wire that does not meet SWBT's installation practices or technical standards as provided under separate cover.

            3. Repair to wire provided and maintained by military personnel. (Texas Only)

            4. Repair and/or replacement of CPE. NOTE: If the trouble is determined to be in the end user's CPE and NOT in the facilities up to and including the jacks, a Maintenance of Service Charge (MSC) equal to the retail rate in the appropriate state, will be billed to LSP.

            5.    Repairs to house or riser cable, or cable between buildings.

            6.    Repairs to designated designed services:

                  a.    Trunks
                  b.    Access services
                  c.    Foreign Exchange service
                  d.    WATS
                  e.    Private Line services, Analog & Digital
                  f.    Foreign Serving Office service
                  g.    Off-Premises Extensions

      B. SWBT shall not be obligated by this Agreement to provide technicians, either individual or crews, exclusively dedicated to the performance of services for LSP.

      C. SWBT shall not be obligated by this Agreement to provide LSP with branding of any kind including but not limited to, technician apparel, vehicles, forms; nor shall the SWBT technician carry and provide to LSP's end users, LSP-branded business cards or other printed materials.

IV.   OPERATIONAL PROCEDURES

      A.    Repair Referrals to SWBT

      LSP shall be responsible for calling its assigned SWBT trouble reporting center with each repair referral. The referral shall include:

            1.    The end users telephone number;

            2. A detailed description of the trouble reported by the end user;

            3. A contact name and telephone number (if different from 1. above) for the end user.

            4.    LSP representative name and telephone number.

      SWBT shall give the next available repair commitment to LSP based upon whether the trouble is an out-of-service or service-affecting trouble condition.

      B.    Pre-Referral Repair Screening

      Prior to referring a trouble report to SWBT, LSP shall have its end user perform the tests described in the SWET printed materials provided under separate cover, to determine if the trouble is with the end user's CPE.

      C.    SWBT Repair Report Handling

      When SWBT is informed by LSP of trouble on one of its end users lines, a SWBT technician will be dispatched to repair the end users trouble. If the cause of trouble is isolated on the SWBT side of the demarcation point/NI, SWBT will repair its own facilities or equipment. If the trouble is isolated to the end user side of the demarcation point/NI and the line has the appropriate 'Every Account' Option designation, the SWBT technician shall:

            1. Advise the end user that SWBT is under Agreement to repair or restore service and will request the end users consent to enter the premises; and

            2. Where consent is obtained, the SWBT technician shall repair the trouble (if possible) and follow existing procedures for closing out a trouble report.

      If the trouble is isolated to the end user side of the demarcation point/NI and the line does NOT have the appropriate WireWorx(SM) designation per the 'Selected Account' Option, the SWBT technician shall:

            1. Advise the end user that the trouble is on their side of the demarcation point and prepare a Maintenance of Service Charge (MSC) for billing to LSP, per Appendix II attached hereto; and

            2. Then, repair the trouble (if possible) at Time Sensitive Repair charges, billed to LSP, per Appendix III attached hereto.

      Whenever a SWBT technician is dispatched to a LSP end user's premises to perform work via a repair referral or a service order (See E. below) from LSP, and if the end user is not present or refuses permission to enter its premises, a No Access condition shall be deemed to exist.

      For No Access conditions, the SWBT technician shall complete an agreed upon No Access form and leave it at the end users premises. The form shall advise the end user to contact their local service provider to reschedule an appointment.

      D.    Jacks/Inside Wire Installation Requests Received Direct from End
            Users

      When a LSP end user requests jack/wiring installation directly from a SWBT technician while the technician is at the end user's premises performing repair functions, the end user will be referred to LSP to place an order for the requested services. The service order will be passed from LSP to SWBT using established service order procedures. Due dates will be negotiated using established intervals and charges will be billed to LSP per the rate schedule in Appendix III attached hereto.

      E.    Jacks/Inside Wire Installation Requests via Service Order

      LSP shall forward their end users' requests for installation of jacks and/or inside wire to SWBT via established service order procedures. Due dates will be determined using established intervals and time sensitive charges will be billed to LSP per the rate schedule in Appendix III attached hereto.

      F.    Coordinated Repair Calls

      The Parties shall employ the following procedures for handling misdirected repair calls received from the other Party's end users:

            1. The Parties shall inform their respective end users of the correct telephone numbers to call to access their respective repair bureaus.

            2. To the extent the correct provider can be determined, misdirected repair calls shall be referred to the appropriate Party in a courteous manner, at no charge. The Party receiving a misdirected repair call shall provide the end user with the correct contact telephone number. In responding to repair calls, neither Party shall make disparaging remarks about the other Party, nor shall repair calls be used as the basis for internal referrals, to solicit end users or to market services. Either Party may respond with accurate information in answering end user questions.

            3. The Parties shall provide their respective repair contact numbers to one another.

V.    ADDITIONAL RESPONSIBILITIES OF THE PARTIES

      A.    Notice of Network Changes

            The Parties agree to provide each other with reasonable notice of changes in information necessary for the execution of services listed in this Agreement.

      B.    Billing and Payment of Rates and Charges

            SWBT shall include all maintenance of service charges, time-sensitive installation and/or repair charges and monthly flat-rate repair rates per the Option selected, on the monthly consolidated bill rendered to LSP (hereinafter "invoice"). NOTE: For multiline accounts, repair rates are charged per line as well as per jack on those lines designated by LSP to be covered by the "Selected Account' Option as purchased by LSP for resale, and detailed on Appendix I. Such rates shall not be subject to adjustment for trouble isolated to and repaired in SWBT's facilities.

            LSP shall pay all such charges due and owing within 30 days of invoice.

            LSP billing inquiries and/or claims of overbilling by SWBT shall be referred to SWBT for investigation within six (6) months of the charge(s) appearance on the invoice to LSP. After six (6) months of such appearance on the invoice, all billed charges shall be deemed to be correct.

            If the Parties determine that LSP was billed incorrectly for services rendered pursuant to this Agreement, a billing adjustment shall be calculated. If a refund is due, an adjustment shall be made for the overcharges. If an overcharge is adjusted within three billing cycles of the bill in error, interest will not be applicable. If the overcharge is not adjusted within three billing cycles, interest on the amount will be credited at the applicable rate from SWBT's General Exchange Tariff.

      C.    Notice of Price Changes

            Charges listed on Appendix I shall remain in effect throughout the initial term of this Agreement as defined in Section XIV. Term. SWBT may increase such WireWorx(SM) Inside Wire Repair charges by providing written notice of the increase to LSP at least 120 days prior to the Agreement expiration date, also defined in Section XIV. Term. LSP shall provide written response to SWBT at least 60 days prior to said expiration date of either: a.) acceptance of the increase(s) and continuation of the Agreement, or b.) refusal of the increase(s) and the intent to renegotiate or terminate the Agreement as defined in Section XIV. Term.

      D.    Termination of Service for Nonpayment

            Upon nonpayment of any inside wire installation/repair sum due, or upon violation of any conditions governing the furnishing of these services, SWBT may give notice, without incurring any liability, that SWBT will discontinue furnishing service under this Agreement ("termination"). Proper notice shall consist of notice sent by certified mail, return receipt requested, at least 30 days prior to the stated date of termination; notice is complete upon mailing. At its option, SWBT may net amounts owed by LSP against funds which otherwise might be due LSP.

            Termination hereunder shall not relieve LSP of its obligation to pay for any services performed by SWBT up to and including the date of termination.

VI.   FORCE MAJEURE

      SWBT shall not be responsible for delays or failures in performance resulting from acts or occurrences beyond SWBT's reasonable control, regardless of whether such delays or failures in performance were foreseen or foreseeable as of the date of this Agreement, including, without limitation: fire, explosion, power failure, acts of God, war, revolution, civil commotion, or acts of public enemies; any law, order, regulation, ordinance or requirement of any government or legal body; or labor unrest, including, without limitation, strikes, slowdowns, picketing or boycotts; or delays caused by LSP or by other service or equipment vendors; or any other circumstances beyond SWBT's reasonable control. In such event, SWBT shall, upon giving prompt notice to LSP, be excused from such performance on a day-to-day basis to the extent of such interference (and LSP shall likewise be excused from performance of its obligations on a day-for-day basis to the extent its obligations relate to the performance so interfered with). SWBT shall use its best efforts to avoid or remove the cause of non-performance and both Parties shall proceed to perform with dispatch once the causes are removed or cease.

VII.  LIMITATION OF LIABILITY

      With respect to any claim or suit for damages arising out of mistakes, omissions, defects in furnishing service under this Agreement, the liability of SWBT, if any, shall not exceed an amount equivalent to the proportionate monthly price listed in Appendix I for the period of that particular service under this Agreement during which such mistake, omission, defect in transmission, interruption, failures, delay or error occurs and continues.

      Neither Party shall be responsible to the other for any indirect, special, consequential or punitive damages, whether sounding in Agreement or tort.

      SWBT shall have no liability to the end users of LSP for claims arising from the provision of WireWorx(sm) to LSP's end users, including but not limited to claims related to the marketing or sales of its services provided hereunder, delayed restoral or nonrestoral of service, quality of service or any resulting billing or any other type of dispute between LSP and its end user. LSP agrees to indemnify, defend, and hold SWBT harmless from and against any and all claims, demands, costs, damages, liabilities, and expenses (including reasonable attorney fees) arising from any claim or action initiated by LSP's end user against SWBT for services rendered under this Agreement.

VIII. NONDISCLOSURE

      LSP and SWBT anticipate and recognize that they will come into possession of, technical or business information or data about the Parties' or their end users as a result of this Agreement which will be considered confidential by SWBT. The

      Parties agree (1) to treat all such information as strictly confidential and (2) to use such information only for purposes of performance under this Agreement. The Parties agree not to disclose confidential information of the other Party or its end users to any person without first securing the written consent of such Party. The foregoing shall not apply to information which is in the public domain.

      If a court or governmental agency orders or a third-party requests a Party to disclose or to provide any data or information covered by this Section, that Party will immediately inform the other Party of the order or request before such data is provided and will inform the other Party both by telephone and certified mail. Notification and consent requirements described above are not applicable in cases where a court order requires the production of toll billing records of an individual residence or business end user customer.

      This section will not preclude the disclosure by the Parties of information or data described in this Section to consultants, agents, or attorneys representing the respective Parties, or the Office of the Public Counsel for the State, or appropriate State Commissions or staffs, or FCC Staff provided that these third-parties are bound by the same or comparable confidentiality requirements as the Parties to this Agreement.

      The provisions of this Section will remain in effect notwithstanding the termination of this Agreement, unless agreed to in writing by both Parties.

IX.   PUBLICITY

      The Parties agree not to use in any advertising or sales promotion, press releases or other publicity matters any endorsements, direct or indirect quotes, or pictures implying endorsement by the other Party or any of its employees without such Party's prior written approval. The Parties will submit to each other for written approval, prior to publication, all publicity matters that mention or display one another's name and/or marks or contain language from which a connection to said name and/or marks may be inferred or implied.

X.    ASSIGNMENT

      LSP may not assign, subcontract, or otherwise transfer its rights or obligations under this Agreement except under such terms and conditions as are mutually acceptable to SWBT and with SWBT's prior written consent, which consent shall not be unreasonably withheld.

XI.   NOTICES

      In an event any notices are required to be sent under the terms of this Agreement, they shall be sent by registered mail, return receipt requested to:

      To SWBT:                            To LSP:

         SWBT                                Valu-Line of Kansas, Inc.
         Attn: Debbie Watson                 Attn: Rick Tidwell
         One Bell Plaza, Rm 523.08           1420 C of E Drive
         Dallas, TX 75202                    Emporia, KS 66801

XII.  THIRD PARTY BENEFICIARIES

      This Agreement shall not provide any non-party with any remedy, claim, cause of action or other right.

XIII. TAXES

      LSP shall be responsible for all federal, state or local, sales, use, excise or gross receipts taxes or fees imposed on or with respect to the inside wire installation/repair services provided under this Agreement including those taxes and fees, the incidence of which is imposed on SWBT. LSP shall reimburse SWBT for the amount of any such taxes or fees which SWBT is required to pay or collect.

XIV.  TERM

      SWBT and LSP agree to the terms and conditions defined in this Agreement for a term of one (1) year, and thereafter the Agreement shall continue in force and effect unless and until terminated as provided herein. Either Party may, at any time, terminate this Agreement by providing written notice of termination to the other Party, such written notice to be provided at least 60 days in advance of the date of termination. In the event of such termination as described herein, this Agreement shall continue without interruption until the end of the 60 day period or a new Agreement becomes effective between the parties. By mutual agreement, SWBT and LSP may amend this Agreement to modify its term.

XV.   WAIVER

      The failure of either Party to enforce or insist that the other Party comply with the terms or conditions of this Agreement, or the waiver by either Party in a particular instance of any of the terms or conditions of this Agreement, shall not be construed as a general waiver or relinquishment of the terms and conditions, but this Agreement shall be and remain at all times, in full force and effect, unless terminated or amended as provided for herein.

XVI.  DISCLAIMER OF WARRANTIES

      SWBT MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR INTENDED OR PARTICULAR PURPOSE WITH RESPECT TO SERVICES PROVIDED HEREUNDER. ADDITIONALLY, SWBT ASSUMES NO RESPONSIBILITY WITH REGARD TO THE CORRECTNESS OF DATA OR INFORMATION SUPPLIED BY LSP WHEN THIS DATA OR INFORMATION IS ACCESSED AND USED BY A THIRD PARTY.

XVII. EFFECTIVE DATE

      The Parties shall effectuate all the terms and conditions of this Agreement ten (10) business days after both Parties' final authorizing signatures have been affixed.

XVIII. RELATIONSHIP OF THE PARTIES

      This Agreement shall not establish, be interpreted as establishing, or be used by either Party to establish or to represent their relationship as any form of agency, partnership or joint venture. Neither Party shall have any authority to bind the other or to act as an agent for the other unless written authority, separate from this Agreement, is provided. Nothing in the Agreement shall be construed as providing for the sharing of profits or losses arising out of the efforts of either or both of the Parties. Nothing herein shall be construed as making either Party responsible or liable for the obligations and undertakings of the other Party.

XIX.  COMPLETE TERMS

      LSP hereby chooses the WireWorx(sm) Option defined as: 'Every Account'/'Selected Account' (circle one) with the appropriate rates as detailed in Appendix I attached hereto. This Agreement together with its Appendices constitutes the entire Agreement for inside wire installation and repair services between the Parties and supersedes all prior discussions, representations or oral understandings pursuant exclusively to such services, reached between the Parties.

      Neither Party shall be bound by any amendment, modification or additional terms unless it is reduced to writing signed by an authorized representative of the Party sought to be bound.

      If this Agreement is acceptable to LSP and SWBT, both Parties will sign in the space provided below. This Agreement shall not bind LSP and SWBT until executed by both parties.


/s/ Rick Tidwell                          /s/ ILLEGIBLE
----------------------------------        ----------------------------------
(Name Typed) Rick Tidwell                 (Name Typed) Stephen M. Carter
(Title) President                         (Title) Vice President-General Manager
(Title) President                                     (Special Markets)
Valu-Line of Kansas Inc.                  Southwestern Bell Telephone Company


     3-3-97                                    3-12-97
------------------                        ------------------
      DATE                                      DATE

                                                                      APPENDIX I

                     WireWorx(sm) INSIDE WIRE REPAIR CHARGES

OPTION:   EVERY ACCOUNT

Billed Monthly per Basic Resold Line

RESIDENCE

WMW                                                         $ 2.75

BUSINESS

WMW                                                         $ 3.00

MULTILINE

Billed Monthly per Multi-Resold Line and per Station Jack
(CPE Termination)

LINE - WMDLX                                                $ 2.50

STATION - WMDJX                                             $  .50


OPTION:   SELECTED ACCOUNT

Billed Monthly per Basic Resold Line Designated

NOTE: All lines for each specific end user account selected must be so designated.

RESIDENCE

WMWLS                                                       $ 3.15

BUSINESS

WMWLS                                                       $ 3.50

MULTILINE

Billed Monthly per Multi-Resold Line and per Station Jack
(CPE Termination)

LINE - WMDJS                                                $ 3.00

STATION - WMTDJS                                            $  .60

                                                                     APPENDIX II

                         MAINTENANCE OF SERVICE CHARGES


                    Arkansas                     100% of retail

                    Kansas                       100% of retail

                    Missouri                     100% of retail

                    Oklahoma                     100% of retail

                    Texas                        100% of retail

                                                                    APPENDIX III

                        TIME SENSITIVE JACKS/INSIDE WIRE
                           INSTALLATION/REPAIR CHARGES

RESIDENCE                        First 1/2 hr.                 Ea. adl. 1/4 hr.
---------                        -------------                 ----------------
State-by-State                   100% of retail                100% of retail

BUSINESS                         First 1/2 hr.                 Ea. adl. 1/4 hr.
--------                         -------------                 ----------------
State-by-State                   100% of retail                100% of retail

NOTE: Installation charges shall be billed at 100% of retail rates as structured state-by-state. Any changes to rates and/or rate structure shall flow through to LSP effective with the change to SWBT's retail customers.

XIII.  TAXES                                                   11

XIV.   TERM                                                    11

XV.    WAIVER                                                  11

XVI.   DISCLAIMER OF WARRANTIES                                12

XVII.  EFFECTIVE DATE                                          12

XVIII. RELATIONSHIP OF THE PARTIES                             12

XIX.   COMPLETE TERMS                                          13

APPENDIX I   -   WireWorx(sm) Inside Wire Repair Charges       14

APPENDIX II  -   Maintenance of Service Charges                15

APPENDIX III -   Time Sensitive Jacks/Inside Wire
                 Installation/Repair Charges                   16

                               WireWorx(sm) AGREEMENT

      This Agreement is between Valu-Line of Kansas (hereinafter referred to as "LSP") and Southwestern Bell Telephone Company ("SWBT") (collectively, "the Parties") entered into this ______ day of __________, 1997

      WHEREAS, SWBT offers a service known as WireWorx(sm) for the installation and repair of simple inside wire and /or jacks to Local Service Providers; and LSP desires to obtain WireWorx(sm) from SWBT;

      It is therefore agreed in consideration of the mutual promises contained herein that:

I.    DEFINITIONS

As used in this Agreement, the following definitions shall apply:

      Customer Premises Equipment (CPE) - Equipment owned by an end user, such as a telephone set, that can be connected to the telephone network.

      Demarcation Point/Network Interface (NI) - The point of demarcation and/or interconnection between "telephone company communications facilities" and "wiring at subscriber premises." The terms demarcation point and network interface (NI) are used interchangeably and mean the same thing.

      Inside Wire (IW) - End user premises wiring beyond the established demarcation point or network interface.

      Inside Wire Repair Charge - The recurring monthly price listed in Appendix I of this Agreement that SWBT will charge LSP for the WireWorx(sm) Option chosen.

      Maintenance of Service Charge (MSC) - The price for dispatching a SWBT technician to an end user's premises for the purpose of isolating trouble reported by LSP. It is charged to LSP on each dispatch wherein trouble is isolated to the end user side of the demarcation point/NI and the affected line is NOT designated as covered by WireWorx(sm) or the trouble is isolated to end user's CPE (See Appendix II).

      Multi-line Service - An end user resold-line account wherein there are two
(2) or more non-designed lines terminating in key equipment. This Agreement covers repairs of inside wire and jacks from the last common termination point up to and including the jack.

      Off-Premises Extension - An extension of the basic line to a premises separated from the primary service location by any public roadway or thoroughfare.

      Resold Line - A telephone line purchased by LSP from SWBT at wholesale rates and resold to LSPs end users.

      Riser Cable - Copper conductors, typically within a cable sheath, that are placed exclusively within or between multi-unit buildings from the an entrance location of a building (typically in the basement or lower floor equipment closet) to designated equipment space or terminal space within such building.

      Time Sensitive Installation Charge - The time sensitive price SWBT charges for each service order for jack/inside wire installation completed by a SWBT technician on a resold line, either residence, business or multi-line (See Appendix III).

      Time Sensitive Repair Charge - The time sensitive price SWBT charges for each repair trip completed by a SWBT technician on a resold line, either residence, business or multi-line, that is NOT designated as covered by WireWorx(sm) (See Appendix III).

II.   LSP COMPANY OBLIGATIONS

      LSP agrees to purchase WireWorx(sm) for residence and single-line business resold lines at the monthly WireWorx(sm) price listed in Appendix I attached hereto for the Option chosen by LSP. LSP further agrees to purchase WireWorx(sm) for multi-line business resold lines and jacks at the monthly price listed in Appendix I for the Option chosen by LSP.

III.  SWBT OBLIGATIONS

      A. SWBT agrees to diagnose, isolate trouble and repair the inside wiring and jacks of LSP's end user at no charge to said end user. WireWorx(sm) however, does NOT cover:

            1. Charges for wire repair due to natural disasters such as flood and earthquake, riots, acts of war, gross negligence, willful damage and/or vandalism.

            2. Repairs to wire that does not meet SWB's installation practices or technical standards as provided under separate cover.

            3 Repair to wire provided and maintained by military personnel. (Texas Only)

            4. Repair and/or replacement of CPE. NOTE: If the trouble is determined to be in the end user's CPE and NOT in the facilities up to and including the jacks, a Maintenance of Service Charge (MSC) equal to the retail rate in the appropriate state, will be billed to LSP.

            5     Repairs to house or riser cable, or cable between buildings.

            6.    Repairs to designated designed services:

                  a.  Trunks
                  b.  Access services
                  c.  Foreign Exchange service
                  d.  WATS
                  e.  Private Line services, Analog & Digital
                  f.  Foreign Serving Office service
                  g.  Off-Premises Extensions

      B. SWBT shall not be obligated by this Agreement to provide technicians, either individual or crews, exclusively dedicated to the performance of services for LSP.

      C. SWBT shall not be obligated by this Agreement to provide LSP with branding of any kind including but not limited so, technician apparel, vehicles, forms; nor shall the SWBT technician carry and provide to LSP's end users, LSP-branded business cards or other printed materials.

IV.   OPERATIONAL PROCEDURES

      A. Repair Referrals to SWBT

      LSP shall be responsible for calling its assigned SWBT trouble reporting center with each repair referral. The referral shall include:

            1.    The end user's telephone number;

            2. A detailed description of the trouble reported by the end user;

            3. A contact name and telephone number (if different from 1. above) for the end user.

            4.    LSP representative name and telephone number.

      SWBT shall give the next available repair commitment to LSP based upon whether the trouble is an out-of-service or service-affecting trouble condition.

      B. Pro-Referral Repair Screening

      Prior to referring a trouble report to SWBT, LSP shall have its end user perform the tests described in the SWBT printed materials provided under separate cover, to determine if the trouble is with the end user's CPE.

      C. SWBT Repair Report Handling

      When SWBT is informed by LSP of trouble on one of its end user's lines, a SWBT technician will be dispatched to repair the end user's trouble. If the cause of trouble is isolated on the SWBT side of the demarcation point/NI, SWBT will repair its own facilities or equipment. If the trouble is isolated to the end user side of the demarcation point/NI and the line has the appropriate 'Every Account' Option designation, the SWBT technician shall:

            1. Advise the end user that SWBT is under Agreement to repair or restore service and will request the end user's consent to enter the premises; and

            2. Where consent is obtained, the SWBT technician shall repair the trouble (if possible) and follow existing procedures for closing out a trouble report.

      If the trouble is isolated to the end user side of the demarcation point/NI and the line does NOT have the appropriate WireWorx(sm) designation per the 'Selected Account' Option, the SWBT technician shall:

            1. Advise the end user that the trouble is on their side of the demarcation point and prepare a Maintenance of Service Charge (MSC) for billing to LSP, per Appendix II attached hereto; and

            2. Then, repair the trouble (if possible) at Time Sensitive Repair charges, billed to LSP, per Appendix III attached hereto.

      Whenever a SWBT technician is dispatched to a LSP end user's premises to perform work via a repair referral or a service order (See E. below) from LSP, and if the end user is not present or refuses permission to enter its premises, a No Access condition shall be deemed to exist.

      For No Access conditions, the SWBT technician shall complete an agreed upon No Access form and leave it at the end user's premises. The form shall advise the end user to contact their local service provider to reschedule an appointment.

      D. Jacks/Inside Wire Installation Requests Received Direct from End Users

      When a LSP end user requests jack/wiring installation directly from a SWBT technician while the technician is at the end user's premises performing repair functions, the end user will be referred to LSP to place an order for the requested services. The service order will be passed from LSP to SWBT using established service order procedures. Due dates will be negotiated using established intervals and charges will be billed to LSP per the rate schedule in Appendix III attached hereto.

      E. Jacks/Inside Wire Installation Requests via Service Order

      LSP shall forward their end users' requests for installation of jacks and/or inside wire to SWBT via established service order procedures. Due dates will be determined using established intervals and time sensitive charges will be billed to LSP per the rate schedule in Appendix III attached hereto.

      F. Coordinated Repair Calls

      The Parties shall employ the following procedures for handling misdirected repair calls received from the other Party's end users:

            1. The Parties shall inform their respective end users of the correct telephone numbers to call to access their respective repair bureaus.

            2. To the extent the correct provider can be determined, misdirected repair calls shall be referred to the appropriate Party in a courteous manner, at no charge. The Party receiving a misdirected repair call shall provide the end user with the correct contact telephone number. In responding to repair calls, neither Party shall make disparaging remarks about the other Party, nor shall repair calls be used as the basis for internal referrals, to solicit end users or to market services. Either Party may respond with accurate information in answering end user questions.

            3. The Parties shall provide their respective repair contact numbers to one another.

V.    ADDITIONAL RESPONSIBILITIES OF THE PARTIES

      A.    Notice of Network Changes

            The Parties agree to provide each other with reasonable notice of changes in information necessary for the execution of services listed in this Agreement.

      B.    Billing and Payment of Rates and Charges

            SWBT shall include all maintenance of service charges, time-sensitive installation and/or repair charges and monthly flat-rate repair rates per the Option selected, on the monthly consolidated bill rendered to LSP (hereinafter "invoice"). NOTE: For multiline accounts, repair rates are charged per line as well as per jack on those lines designated by LSP to be covered by the 'Selected Account' Option as purchased by LSP for resale, and detailed on Appendix I. Such rates shall not be subject to adjustment for trouble isolated to and repaired in SWBT's facilities.

            LSP shall pay all such charges due and owing within 30 days of invoice.

            LSP billing inquiries and/or claims of overbilling by SWBT shall be referred to SWBT for investigation within six (6) months of the charge(s) appearance on the invoice to LSP. After six (6) months of such appearance on the invoice, all billed charges shall be deemed to be correct.

            If the Parties determine that LSP was billed incorrectly for services rendered pursuant to this Agreement, a billing adjustment shall be calculated. If a refund is due, an adjustment shall be made for the overcharges. If an overcharge is adjusted within three billing cycles of the bill in error, interest will not be applicable. If the overcharge is not adjusted within three billing cycles, interest on the amount will be credited at the applicable rate from SWBT's General Exchange Tariff.

      C.    Notice of Price Changes

            Charges listed on Appendix I shall remain in effect throughout the initial term of this Agreement as defined in Section XIV. Term. SWBT may increase such WireWorx(sm) Inside Wire Repair charges by providing written notice of the increase to LSP at least 120 days prior to the Agreement expiration date, also defined in Section XIV. Term. LSP shall provide written response to SWBT at least 60 days prior to said expiration daze of either a.) acceptance of the increase(s) and continuation of the Agreement, or b.) refusal of the increase(s) and the intent to renegotiate or terminate the Agreement as defined in Section XIV. Term.

      D.    Termination of Service for Nonpayment

            Upon nonpayment of any inside wire installation/repair sum due, or upon violation of any conditions governing the furnishing of these services, SWBT may give notice, without incurring any liability, that SWBT will discontinue furnishing service under this Agreement ("termination"). Proper notice shall consist of notice sent by certified mail, return receipt requested, at least 30 days prior to the stated date of termination; notice is complete upon mailing. At its option, SWBT may net amounts owed by LSP against funds which otherwise might be due LSP.

            Termination hereunder shall not relieve LSP of its obligation to pay for any services performed by SWBT up to and including the date of termination.

VI.   FORCE MAJEURE

      SWBT shall not be responsible for delays or failures in performance resulting from acts or occurrences beyond SWBT's reasonable control, regardless of whether such delays or failures in performance were foreseen or foreseeable as of the date of this Agreement, including, without limitation: fire, explosion, power failure, acts of God, war, revolution, civil commotion, or acts of public enemies; any law, order, regulation, ordinance or requirement of any government or legal body; or labor unrest, including, without limitation, strikes, slowdowns, picketing or boycotts; or delays caused by LSP or by other service or equipment vendors; or any other circumstances beyond SWBT's reasonable control. In such event, SWBT shall, upon giving prompt notice to LSP, be excused from such performance on a day-to-day basis to the extent of such interference (and LSP shall likewise be excused from performance of its obligations on a day-for-day basis to the extent its obligations relate to the performance so interfered with). SWBT shall use its best efforts to avoid or remove the cause of non-performance and both Parties shall proceed to perform with dispatch once the causes are removed or cease.

VII.  LIMITATION OF LIABILITY

      With respect to any claim or suit for damages arising out of mistakes, omissions, defects in finishing service under this Agreement, the liability of SWBT, if any, shall not exceed an amount equivalent to the proportionate monthly price listed in Appendix I for the period of that particular service under this Agreement during which such mistake, omission, defect in transmission, interruption, failures, delay or error occurs and continues.

      Neither Party shall be responsible to the other for any indirect, special, consequential or punitive damages, whether sounding in Agreement or tort.

      SWBT shall have no liability to the end users of LSP for claims arising from the provision of WireWorx(sm) to LSP's end users, including but not limited to claims related to the marketing or sales of its services provided hereunder, delayed restoral or nonrestoral of service, quality of service or any resulting billing or any other type of dispute between LSP and its end user. LSP agrees to indemnify, defend, and hold SWBT harmless from and against any and all claims, demands, costs, damages, liabilities, and expenses (including reasonable attorney fees) arising from any claim or action initiated by LSP's end user against SWBT for services rendered under this Agreement.

VIII. NONDISCLOSURE

      LSP and SWBT anticipate and recognize that they will come into possession of, technical or business information or data about the Parties' or their end users as a result of this Agreement which will be considered confidential by SWBT. The

      Parties agree (1) to treat all such information as strictly confidential and (2) to use such information only for purposes of performance under this Agreement. The Parties agree not to disclose confidential information of the other Party or its end users to any person without first securing the written consent of such Party. The foregoing shall not apply to information which is in the public domain.

      If a court or governmental agency orders or a third-party requests a Party to disclose or to provide any data or information covered by this Section, that Party will immediately inform the other Party of the order or request before such data is provided and will inform the other Party both by telephone and certified mail. Notification and consent requirements described above are not applicable in cases where a court order requires the production of toll billing records of an individual residence or business end user customer.

      This section will not preclude the disclosure by the Parties of information or data described in this Section to consultants, agents, or attorneys representing the respective Parties, or the Office of the Public Counsel for the State, or appropriate State Commissions or staffs, or FCC Staff, provided that these third-parties are bound by the same or comparable confidentiality requirements as the Parties to this Agreement.

      The provisions of this Section will remain in effect notwithstanding the termination of this Agreement, unless agreed to in writing by both Parties.

IX.   PUBLICITY

      The Parties agree not to use in any advertising or sales promotion, press releases or other publicity matters any endorsements, direct or indirect quotes, or pictures implying endorsement by the other Party or any of its employees without such Party's prior written approval. The Parties will submit to each other for written approval, prior to publication, all publicity matters that mention or display one another's name and/or marks or contain language from which a connection to said name and/or marks may be inferred or implied.

X.    ASSIGNMENT

      LSP may not assign, subcontract, or otherwise transfer its rights or obligations under this Agreement except under such terms and conditions as are mutually acceptable to SWBT and with SWBT's prior written consent, which consent shall not be unreasonably withheld.

XI.   NOTICES

      In an event any notices are required to be sent under the terms of this Agreement, they shall be sent by registered mail, return receipt requested to:

      To SWBT:                            To LSP:

         SWBT                                Valu-Line of Kansas, Inc.
         Attn: Debbie Watson                 Attn: Rick Tidwell
         One Bell Plaza, Rm 523.08           1420 C of E Drive
         Dallas, TX 75202                    Emporia, KS 66801

XII.  THIRD PARTY BENEFICIARIES

      This Agreement shall not provide any non-party with any remedy, claim, cause of action or other right.

XIII. TAXES

      LSP shall be responsible for all federal, state or local, sales, use excise or gross receipts taxes or fees imposed on or with respect to the inside wire installation/repair services provided under this Agreement including those taxes and fees, the incidence of which is imposed on SWBT. LSP shall reimburse SWBT for the amount of any such taxes or fees which SWBT is required to pay or collect.

XIV.  TERM

      SWBT and LSP agree to the terms and conditions defined in this Agreement for a term of one (1) year, and thereafter the Agreement shall continue in force and effect unless and until terminated as provided herein. Either Party may, at any time, terminate this Agreement by providing written notice of termination to the other Party, such written notice to be provided at least 60 days in advance of the date of termination. In the event of such termination as described herein, this Agreement shall continue without interruption until the end of the 60 day period or a new Agreement becomes effective between the parties. By mutual agreement, SWBT and LSP may amend this Agreement to modify its term.

XV.   WAIVER

      The failure of either Party to enforce or insist that the other Party comply with the terms or conditions of this Agreement, or the waiver by either Party in a particular instance of any of the terms or conditions of this Agreement, shall not be construed as a general waiver or relinquishment of the terms and conditions, but this Agreement shall be and remain at all times, in full force and effect, unless terminated or amended as provided for herein.

XVI.   DISCLAIMER OF WARRANTIES

       SWBT MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR INTENDED OR PARTICULAR PURPOSE WITH RESPECT TO SERVICES PROVIDED HEREUNDER. ADDITIONALLY, SWBT ASSUMES NO RESPONSIBILITY WITH REGARD TO THE CORRECTNESS OF DATA OR INFORMATION SUPPLIED BY LSP WHEN THIS DATA OR INFORMATION IS ACCESSED AND USED BY A THIRD PARTY.

XVII.  EFFECTIVE DATE

       The Parties shall effectuate all the terms and conditions of this Agreement ten (10) business days after both Parties' final authorizing signatures have been affixed.

XVIII. RELATIONSHIP OF THE PARTIES

       This Agreement shall not establish, be interpreted as establishing, or be used by either Party to establish or to represent their relationship as any form of agency, partnership or joint venture. Neither Party shall have any authority to bind the other or to act as an agent for the other unless written authority, separate from this Agreement, is provided. Nothing in the Agreement shall be construed as providing for the sharing of profits or losses arising out of the efforts of either or both of the Parties. Nothing herein shall be construed as making either Party responsible or liable for the obligations and undertakings of the other Party.

XIX.  COMPLETE TERMS

      LSP hereby chooses the WireWorx(sm) Option defined as: 'Every Account'/'Selected Account' (circle one) with the appropriate rates as detailed in Appendix I attached hereto. This Agreement together with its Appendices constitutes the entire Agreement for inside wire installation and repair services between the Parties and supersedes all prior discussions, representations or oral understandings pursuant exclusively to such services, reached between the Parties.

      Neither Party shall be bound by any amendment, modification or additional terms unless it is reduced to writing signed by an authorized representative of the Party sought to be bound.

      If this Agreement is acceptable to LSP and SWBT, both Parties will sign in the space provided below. This Agreement shall not bind LSP and SWBT until executed by both parties.



----------------------------------        ----------------------------------
(Name Typed)                              (Name Typed) Stephen M. Carter
            ----------------------        (Title) Vice President-General Manager
(Title)                                               (Special Markets)
       ---------------------------        Southwestern Bell Telephone Company

----------------------------------

------------------                        ------------------
      DATE                                      DATE

                                                                      APPENDIX I

                     WireWorx(sm) INSIDE WIRE REPAIR CHARGES

OPTION:   EVERY ACCOUNT

Billed Monthly per Basic Resold Line

RESIDENCE

WMW                                                         $ 2.75

BUSINESS

WMW                                                         $ 3.00

MULTILINE

Billed Monthly per Multi-Resold Line and per Station Jack
(CPE Termination)

LINE - WMDLX                                                $ 2.50

STATION - WMDJX                                             $  .50

OPTION: SELECTED ACCOUNT

Billed Monthly per Basic Resold Line Designated

NOTE: All lines for each specific end user account selected must be so designated.

RESIDENCE

WMWLS                                                       $ 3.15

BUSINESS

WMWLS                                                       $ 3.50

MULTILINE

Billed Monthly per Multi-Resold Line and per Station Jack
(CPE Termination)

LINE - WMDJS                                                $ 3.00

STATION - WMTDJS                                            $  .60

                                                                     APPENDIX II

                         MAINTENANCE OF SERVICE CHARGES


                    Arkansas                     100% of retail

                    Kansas                       100% of retail

                    Missouri                     100% of retail

                    Oklahoma                     100% of retail

                    Texas                        100% of retail

                                                                    APPENDIX III

                        TIME SENSITIVE JACKS/INSIDE WIRE
                           INSTALLATION/REPAIR CHARGES

RESIDENCE                        First 1/2 hr.                 Ea. adl. 1/4 hr.
---------                        -------------                 ----------------
State-by-State                   100% of retail                100% of retail

BUSINESS                         First 1/2 hr.                 Ea. adl. 1/4 hr.
--------                         -------------                 ----------------
State-by-State                   100% of retail                100% of retail

NOTE: Installation charges shall be billed at 100% of retail rates as structured state-by-state. Any changes to rates and/or rate structure shall flow through to LSP effective with the change to SWBT's retail customers.

                         REPORT OF INDEPENDENT AUDITORS


The Board of Directors and Stockholders
Birch Telecom, Inc.

         We have audited the consolidated financial statements of Birch Telecom, Inc. (the Company) as of December 31, 1997 and the year then ended and have issued our report thereon dated April 24, 1998. Our audits also included the financial statement schedule included in Item 16(b) of this Registration Statement. This schedule is the responsibility of the management of the Company. Our responsibility is to express an opinion based on our audit.

         In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as whole, presents fairly in all material respects the information set forth therein.


                                                              Ernst & Young LLP
Kansas City, Missouri
April 24, 1998


                               BIRCH TELECOM, INC.
          SCHEDULE II - CONSOLIDATED VALUATION AND QUALIFYING ACCOUNTS
                          YEAR ENDED DECEMBER 31, 1997
                                 (IN THOUSANDS)


                                                                     Additions
                                                     Balance                Charged                Balance
                                                     beginning  Charged     to other   Other        end of
                                                      of year   to income   accounts   deductions    year

1997
   Valuation allowance-deferred income tax assets    $      -   $     681  $       -   $      -     $   681

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders
Valu-Line Companies, Inc.

         We have audited the consolidated financial statements of Valu-Line Companies, Inc (the Predecessor) as of December 31, 1997 and 1996 and three years ended December 31, 1997 and have issued our reports thereon dated May 15, 1998. Our audits also included the financial statement schedule included in Item 16(b) of this Registration Statement. This schedule is the responsibility of the management of the Predecessor. Our responsibility is to express an opinion based on our audits.

         In our opinion, the financial statement cchedule referred to above, when considered in relation to the basic financial statements taken as whole, presents fairly in all material respects the information set forth therein.


                                                              Ernst & Young LLP
Kansas City, Missouri
May 15, 1998



                            VALU-LINE COMPANIES, INC.
          SCHEDULE II - CONSOLIDATED VALUATION AND QUALIFYING ACCOUNTS
                  YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
                                 (IN THOUSANDS)

                                                                   Additions
                                                 Balance                 Charged                  Balance
                                                beginning    Charged     to other      Other      end of
                                                 of year     to income   accounts    deductions     year
                                                                                        (1)
1997
   Allowance for doubtful accounts              $     70     $     20    $     -      $      10    $   80

1996
   Allowance for doubtful accounts              $    105     $     45    $     -      $      80    $   70

1995
   Allowance for doubtful accounts              $     35     $    109    $     -      $      39    $  105



(1) Accounts written off, net of recoveries.